                                                                    Exhibit 10.6

                             BRIDGE CREDIT AGREEMENT

                           Dated as of January 9, 2003

                                      among

                        FIRST STATES INVESTORS 3500, LLC,
                                as the Borrower,

                            FIRST STATES GROUP, L.P.,
                              as the LP Guarantor,

                       FIRST STATES INVESTORS 3500A, LLC,
                            as the Parent Guarantor,

    STATE STREET BANK AND TRUST COMPANY OF CONNECTICUT,NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, but solely as
     Owner Trustee under the 1997-C Trust Agreement referenced herein, as a
                               Special Guarantor,

    STATE STREET BANK AND TRUST COMPANY OF CONNECTICUT, NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, but solely as
     Owner Trustee under the 1997-D Trust Agreement referenced herein, as a
                               Special Guarantor,

                                PATRICK THEBADO,
     as successor Co-Trustee to Dori Anne Seakas, as successor Co-Trustee to
          Traci Hopkins, not in her individual capacity, but solely as Co-Trustee under the 1997-C Trust Agreement, as a Special Guarantor,

                                PATRICK THEBADO,
     as successor Co-Trustee to Dori Anne Seakas, as successor Co-Trustee to
          Traci Hopkins, not in her individual capacity, but solely as Co-Trustee under the 1997-D Trust Agreement, as a Special Guarantor,

                             BANK OF AMERICA, N.A.,
                            as Administrative Agent,

                         BANC OF AMERICA SECURITIES LLC,
                                       as
                    Sole Lead Arranger and Sole Book Manager,

                                       and

                         The Other Lenders Party Hereto

TABLE OF CONTENTS

Section                                                                                            Page
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
ARTICLE I DEFINITIONS AND ACCOUNTING TERMS..........................................................  1
     1.01  Defined Terms............................................................................  1
           -------------
     1.02  Other Interpretive Provisions............................................................ 16
           -----------------------------
     1.03  Accounting Terms......................................................................... 16
           ----------------
     1.04  Rounding................................................................................. 17
           --------
     1.05  References to Agreements and Laws........................................................ 17
           ---------------------------------
     1.06  Times of Day............................................................................. 17
           ------------
ARTICLE II THE COMMITMENTS AND CREDIT EXTENSIONS.................................................... 17
     2.01  Term Loan; Term Note..................................................................... 17
           --------------------
     2.02  Borrowing Procedures..................................................................... 17
           --------------------
     2.03  Principal and Interest Payments and Calculation.......................................... 18
           -----------------------------------------------
     2.04  Prepayments.............................................................................. 19
           -----------
     2.05  Evidence of Debt......................................................................... 19
           ----------------
     2.06  Payments Generally....................................................................... 19
           ------------------
     2.07  Sharing of Payments...................................................................... 20
           -------------------
ARTICLE III TAXES, YIELD PROTECTION AND ILLEGALITY.................................................. 21
     3.01  Taxes.................................................................................... 21
           -----
     3.02  Increased Cost and Reduced Return; Capital Adequacy; Reserves on Loans................... 22
           ----------------------------------------------------------------------
     3.03  Funding Losses........................................................................... 22
           --------------
     3.04  Matters Applicable to all Requests for Compensation...................................... 23
           ---------------------------------------------------
     3.05  Survival................................................................................. 23
           --------
ARTICLE IV GUARANTY................................................................................. 23
     4.01  The Guaranty............................................................................. 23
           ------------
     4.02  Obligations Unconditional................................................................ 23
           -------------------------
     4.03  Reinstatement............................................................................ 24
           -------------
     4.04  Certain Additional Waivers............................................................... 24
           --------------------------
     4.05  Remedies................................................................................. 24
           --------
     4.06  Guarantee of Payment; Continuing Guarantee............................................... 25
           ------------------------------------------
     4.07  Guarantee of Payment; Continuing Guarantee............................................... 25
           ------------------------------------------
ARTICLE V CONDITIONS PRECEDENT TO CLOSING AND ADVANCE............................................... 25
     5.01  Conditions Precedent..................................................................... 25
           --------------------
ARTICLE VI REPRESENTATIONS AND WARRANTIES........................................................... 30
     6.01  Existence, Qualification and Power; Compliance with Laws................................. 30
           --------------------------------------------------------
     6.02  Authorization; No Contravention.......................................................... 31
           -------------------------------
     6.03  Governmental Authorization; Other Consents............................................... 31
           ------------------------------------------
     6.04  Binding Effect........................................................................... 31
           --------------
     6.05  Financial Statements; No Material Adverse Effect......................................... 31
           ------------------------------------------------
     6.06  Litigation............................................................................... 32
           ----------
     6.07  No Default............................................................................... 32
           ----------
     6.08  Ownership of Property; Liens............................................................. 32
           ----------------------------
     6.09  Environmental Compliance................................................................. 32
           ------------------------
     6.10  Insurance................................................................................ 33
           ---------
     6.11  Taxes.................................................................................... 33
           -----
     6.12  ERISA Compliance......................................................................... 33
           ----------------
     6.13  Subsidiaries............................................................................. 34
           ------------

     6.14   Margin Regulations; Investment Company Act; Public Utility Holding Company Act...............  34
            ------------------------------------------------------------------------------
     6.15   Disclosure...................................................................................  34
            ----------
     6.16   Compliance with Laws.........................................................................  34
            --------------------
     6.17   Solvency.....................................................................................  35
            --------
     6.18   Investments; Indebtedness....................................................................  35
            -------------------------
     6.19   Business Locations...........................................................................  35
            ------------------
     6.20   Brokers' Fees................................................................................  35
            -------------
     6.21   Labor Matters................................................................................  35
            -------------
     6.22   Nature of Business...........................................................................  35
            ------------------
     6.23   Representations and Warranties from Other Loan Documents.....................................  35
            --------------------------------------------------------
     6.24   Affiliate Transactions.......................................................................  35
            ----------------------
     6.25   Contractual Obligations......................................................................  35
            -----------------------
     6.26   Survival of Representations and Warranties, Etc. ............................................  35
            ------------------------------------------------
ARTICLE VII AFFIRMATIVE COVENANTS........................................................................  36
     7.01   Financial Statements.........................................................................  36
            --------------------
     7.02   Certificates; Other Information..............................................................  36
            -------------------------------
     7.03   Notices and Information......................................................................  36
            -----------------------
     7.04   Payment of Obligations.......................................................................  37
            ----------------------
     7.05   Preservation of Existence, Franchises, SPE Status, Etc.......................................  37
            -------------------------------------------------------
     7.06   Maintenance of Properties....................................................................  37
            -------------------------
     7.07   Maintenance of Insurance.....................................................................  38
            ------------------------
     7.08   Compliance with Laws.........................................................................  38
            --------------------
     7.09   Books and Records............................................................................  38
            -----------------
     7.10   Inspection Rights............................................................................  38
            -----------------
     7.11   Use of Proceeds; Type of Purchase Agreement Transactions.....................................  38
            --------------------------------------------------------
     7.12   Payments from Approved Leases................................................................  38
            -----------------------------
     7.13   Pledged Assets...............................................................................  39
            --------------
     7.14   Further Assurances ..........................................................................  39
            ------------------
     7.15   Status of Mortgaged Properties; Recording of Collateral Documents............................  39
            -----------------------------------------------------------------
     7.16   Approved Leases..............................................................................  40
            ---------------
     7.17   Fianancial Covenants ........................................................................  40
            --------------------
ARTICLE VIII ADDITIONAL NEGATIVE COVENANTS...............................................................  41
     8.01   Liens........................................................................................  41
            -----
     8.02   Investments..................................................................................  41
            -----------
     8.03   Indebtedness.................................................................................  42
            ------------
     8.04   Fundamental Changes; Dispositions............................................................  42
            ---------------------------------
     8.05   Restricted Payments; Equity Issuances; Debt Issuances........................................  42
            -----------------------------------------------------
     8.06   Change in Nature of Business.................................................................  42
            ----------------------------
     8.07   Transactions with Affiliates and Insiders....................................................  43
            -----------------------------------------
     8.08   Contractual Obligations; Sale and Leasback Agreements........................................  43
            -----------------------------------------------------
     8.09   Use of Proceeds..............................................................................  43
            ---------------
     8.10   Subsidiaries; Ownership of Capital Stock.....................................................  43
            ----------------------------------------
     8.11   Prepayment of Other Indebtedness, Etc........................................................  43
            -------------------------------------
     8.12   Organization Documents; Fiscal Year..........................................................  44
            -----------------------------------
     8.13   Status of Approved Leases and Mortgaged Properties...........................................  44
            --------------------------------------------------
     8.14   Operating Lease Obligations..................................................................  44
            ---------------------------
ARTICLE IX EVENTS OF DEFAULT AND REMEDIES................................................................  44
     9.01   Events of Default............................................................................  44
            -----------------

     9.02   Remedies Upon Event of Default...............................................................  46
            ------------------------------
     9.03   Application of Funds.........................................................................  46
            --------------------
ARTICLE X ADMINISTRATIVE AGENT...........................................................................  47
     10.01  Appointment and Authorization of Administrative Agent........................................  47
            -----------------------------------------------------
     10.02  Delegation of Duties.........................................................................  47
            --------------------
     10.03  Liability of Administrative Agent............................................................  47
            ---------------------------------
     10.04  Reliance by Administrative Agent.............................................................  47
            --------------------------------
     10.05  Notice of Default............................................................................  48
            -----------------
     10.06  Credit Decision; Disclosure of Information by Administrative Agent...........................  48
            ------------------------------------------------------------------
     10.07  Indemnification of Administrative Agent......................................................  48
            ---------------------------------------
     10.08  Administrative Agent in its Individual Capacity..............................................  49
            -----------------------------------------------
     10.09  Successor Administrative Agent...............................................................  49
            ------------------------------
     10.10  Administrative Agent May File Proofs of Claim................................................  49
            ---------------------------------------------
     10.11  Collateral and Guaranty Matters..............................................................  50
            -------------------------------
     10.12  Other Agents; Arrangers and Managers.........................................................  50
            ------------------------------------
ARTICLE XI MISCELLANEOUS.................................................................................  51
     11.01  Amendments, Etc..............................................................................  51
            ---------------
     11.02  Notices and Other Communications; Facsimile Copies...........................................  52
            --------------------------------------------------
     11.03  No Waiver; Cumulative Remedies...............................................................  52
            ------------------------------
     11.04  Attorney Costs, Expenses and Taxes...........................................................  53
            ----------------------------------
     11.05  Indemnification by the Borrower..............................................................  53
            -------------------------------
     11.06  Payments Set Aside...........................................................................  54
            ------------------
     11.07  Successors and Assigns.......................................................................  54
            ----------------------
     11.08  Confidentiality..............................................................................  56
            ---------------
     11.09  Set-off......................................................................................  56
            -------
     11.10  Interest Rate Limitation.....................................................................  57
            ------------------------
     11.11  Counterparts.................................................................................  57
            ------------
     11.12  Integration..................................................................................  57
            -----------
     11.13  Survival of Representations and Warranties...................................................  57
            ------------------------------------------
     11.14  Severability.................................................................................  57
            ------------
     11.15  Tax Forms....................................................................................  57
            ---------
     11.16  Replacement of Lenders.......................................................................  59
            ----------------------
     11.17  Governing Law................................................................................  59
            -------------
     11.18  Waiver of Right to Trial by Jury.............................................................  59
            --------------------------------
     11.19  Entire Agreement ............................................................................  59
            ----------------
SIGNATURES............................................................................................... S-1

SCHEDULES

     1.01(a)  Approved Leases and Mortgaged Properties
     2.01     Commitments and Pro Rata Shares
     6.03     Required Consents, Authorizations, Notices and Filings
     6.05     Indebtedness of Guarantor; Supplement to Financial Information
     6.09     Environmental Matters
     6.10     Insurance
     6.13     Corporate Structure
     6.19 Chief Executive Office, Jurisdiction of Incorporation, Principal Place of Business
     6.24     Approved Affiliate Transactions
     6.25     Approved Contractual Obligations
     11.02    Administrative Agent's Office, Certain Addresses for Notices

EXHIBITS

     A        Form of Loan Notice
     B-1      Form of Parent Guarantor Pledge Agreement
     B-2      Form of LP Guarantor Pledge Agreement
     C        Form of Term Note
     D        SPE Requirements
     E        Form of Assignment and Assumption

                             BRIDGE CREDIT AGREEMENT

     This BRIDGE CREDIT AGREEMENT (as amended, modified, restated or supplemented from time to time, the "Agreement") is entered into as of January 9, 2003 by and among FIRST STATES INVESTORS 3500, LLC, a Delaware limited liability company, as a borrower hereunder (together with any successors and assigns expressly permitted pursuant to the terms of this Agreement, the "Borrower"), FIRST STATES GROUP, L.P., a Delaware limited partnership, as the LP Guarantor (together with any successors and assigns expressly permitted pursuant to the terms of this Agreement, the "LP Guarantor"), FIRST STATES INVESTORS 3500A, LLC, a Delaware limited liability company, as the Parent Guarantor (together with any successors and assigns expressly permitted pursuant to the terms of this Agreement, the "Parent Guarantor"), STATE STREET BANK AND TRUST COMPANY OF CONNECTICUT, NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, but solely as Owner Trustee under the 1997-C Trust Agreement referenced herein (together with any successors and assigns expressly permitted pursuant to the terms of this Agreement, the "1997-C Owner Trustee"), as a Special Guarantor (as defined herein), STATE STREET BANK AND TRUST COMPANY OF CONNECTICUT, NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, but solely as Owner Trustee under the 1997-D Trust Agreement referenced herein (together with any successors and assigns expressly permitted pursuant to the terms of this Agreement, the "1997-D Owner Trustee"), as a Special Guarantor, PATRICK THEBADO, as successor Co-Trustee to Dori Anne Seakas, as successor Co-Trustee to Traci Hopkins, not in her individual capacity, but solely as Co-Trustee under the 1997-C Trust Agreement (together with any successors and assigns expressly permitted pursuant to the terms of this Agreement, the "1997-C Co-Trustee") as a Special Guarantor, PATRICK THEBADO, as successor Co-Trustee to Dori Anne Seakas, as successor Co-Trustee to Traci Hopkins, not in her individual capacity, but solely as Co-Trustee under the 1997-D Trust Agreement (together with any successors and assigns expressly permitted pursuant to the terms of this Agreement, the "1997-C Co-Trustee"), as a Special Guarantor, the Lenders (as defined herein), and BANK OF AMERICA, N.A., as Administrative Agent (as defined herein).

     The Borrower has requested that the Lenders provide term loans in a single advance in an initial aggregate amount not in excess of $200,000,000 for the purposes hereinafter set forth, and the Lenders are willing to do so on the terms and conditions set forth herein.

     In consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:

                                    ARTICLE I
                        DEFINITIONS AND ACCOUNTING TERMS

     1.01 Defined Terms.

     As used in this Agreement, the following terms shall have the meanings set forth below:

     "1997-C Co-Trustee" shall have the meaning assigned to such term in the introductory paragraph hereof.

     "1997-D Co-Trustee" shall have the meaning assigned to such term in the introductory paragraph hereof.

     "1997-C Owner Trustee" shall have the meaning assigned to such term in the introductory paragraph hereof.

     "1997-D Owner Trustee" shall have the meaning assigned to such term in the introductory paragraph hereof.

     "1997-C Trust Agreement" that certain Trust Agreement 1997- dated as of June 4, 1997 originally by and among RENAT, Inc., as owner participant and State Street Bank and Trust Company of Connecticut, National Association, as Owner Trustee.

     "1997-D Trust Agreement" that certain Trust Agreement 1997-D dated as of June 4, 1997 originally by and among RENAT, Inc., as owner participant and State Street Bank and Trust Company of Connecticut, National Association, as Owner Trustee.

     "Acquisition", by any Person, means the acquisition by such Person, in a single transaction or in a series of related transactions, of all of the Capital Stock or all or substantially all of the Property of another Person, whether or not involving a merger or consolidation with such other Person and whether for cash, property, services, assumption of Indebtedness, securities or otherwise.

     "Adjusted LIBOR Rate" means a per annum rate of interest equal to (a) the LIBOR Rate, plus (b) one and one quarter of one percent (1.25%) per annum; provided, however, that if Administrative Agent determines that no adequate basis exists for determining the LIBOR Rate or that the LIBOR Rate will not adequately and fairly reflect the cost to the Lenders of funding the Term Loans, or that any applicable law or regulation or compliance therewith by the Lenders prohibits or restricts or makes impossible the charging of interest based on the LIBOR Rate and Administrative Agent so notifies Borrower, then until Administrative Agent notifies Borrower that the circumstances giving rise to such suspension no longer exist, the "Adjusted LIBOR Rate" for purposes of this definition shall, from the date Administrative Agent so notifies Borrower until the Maturity Date of this Agreement, equal the Base Rate plus one half of one percent (0.50%) per annum.

     "Administrative Agent" means Bank of America in its capacity as administrative agent under any of the Loan Documents, or any successor administrative agent.

     "Administrative Agent's Office" means the Administrative Agent's address and, as appropriate, account as set forth on Schedule 11.02, or such other address or account as the Administrative Agent may from time to time notify the Borrower and the Lenders.

     "Administrative Questionnaire" means an Administrative Questionnaire in a form supplied by the Administrative Agent.

     "Advance" shall have the meaning assigned to such term in Section 2.02(a) hereof.

     "Advance Date" means the date on which Borrower, pursuant to a Loan Notice, requests that the Advance be made.

     "Affiliate" means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. "Controlling" and "Controlled" have meanings correlative thereto. Without limiting the generality of the foregoing, a Person shall be deemed to be Controlled by another Person if such other Person possesses, directly or indirectly, power to vote 5% or more of the securities having ordinary voting power for the election of directors, managing general partners or the equivalent.

     "Agent-Related Persons" means the Administrative Agent, together with its Affiliates (including, in the case of Bank of America in its capacity as the Administrative Agent, the Arranger), and the officers, directors, employees, agents and attorneys-in-fact of such Persons and Affiliates.

     "Aggregate Commitments" means a collective reference to the Commitments of each of the Lenders.

     "Agreement" shall have the meaning assigned to such term in the heading hereof.

     "Agreement Date" means the date as of which this Agreement is dated, as set forth in the introductory paragraph hereof.

     "Approved Leases" means a collective reference to those leases listed on
Schedule 1.01(a) attached hereto.

     "Arranger" means Banc of America Securities LLC, in its capacity as sole lead arranger and sole book manager.

     "Assignment and Assumption" means an Assignment and Assumption substantially in the form of Exhibit E.

     "Assignment of Leases" means, with respect to each Mortgaged Property, each of:

          (a) an assignment of leases, rents income, receipts, revenues, reserves, insurance proceeds, issues, and profits (including, without limitation, minimum rents, additional rents, percentage rents, parking, maintenance and deficiency rents) to the Collateral Agent (for the benefit of the Secured Parties) with respect to Borrower's Remainder Interests in all leases, subleases, tenancies, licenses, occupancy agreements or agreements to lease all or any portion of such Mortgaged Property, together with any extensions, renewals, amendments, modifications or replacements thereof, and any options, rights of first refusal or guarantees of any tenant's obligations under any lease now or hereafter in effect with respect thereto, in each case in form and substance acceptable to the Administrative Agent in its discretion; provided, that, each such Assignments of Leases shall, in any case, assign to the Collateral Agent any and all of the Borrower's rights to collect or receive any payments with respect to the applicable Mortgaged Property and may be combined with the applicable Mortgage Instrument for a particular Mortgaged Property; and

          (b) an assignment of leases, rents and/or profits to the Collateral Agent (for the benefit of the Secured Parties) with respect to all interests held by each Special Guarantor in any Approved Lease and the applicable Mortgaged Property associated therewith; provided that each such Assignment of Leases shall, subject to the terms of the applicable underlying Approved Lease, directly assign to the Collateral Agent the following: (a) the Approved Lease and all other leases, subleases, tenancies, licenses, occupancy agreements or agreements to lease all or any portion of the applicable Mortgaged Property, together with any extensions, renewals, amendments, modifications or replacements thereof, and any options, rights of first refusal or guarantees of any tenant's obligations under any lease now or hereafter in effect with respect to the applicable Mortgaged Property; (b) all rents, income, receipts, revenues, reserves, issues and profits arising under such Approved Lease and any other lease with respect to the applicable Mortgaged Property, including, without limitation, minimum rents, additional rents, percentage rents, parking, maintenance and deficiency rents with respect to the applicable Mortgaged Property; (c) all awards and payments of any kind derived from or relating to the Approved Lease or any other lease related to the applicable Mortgaged Property including, without limitation, (i) claims for the recovery of damages to the applicable Mortgaged Property by proceeds of any policy of insurance or otherwise, or for the abatement of any nuisance existing thereon, (ii) claims for damages resulting from acts of insolvency or bankruptcy or otherwise, (iii) lump sum payments for the cancellation or termination of the Approved Lease or any other lease related to the applicable Mortgaged Property, the waiver of any term thereof, or the exercise of any right of first refusal or option to purchase and (iv) the return of any insurance premiums or ad valorem tax payments made in advance and subsequently refunded; (d) the proceeds of any casualty, rental or loss of rents or other insurance carried by Borrower or any holder of a fee interest or leasehold interest on the applicable Mortgaged Property; and
     (e) all security deposits and escrow accounts made by any tenant or subtenant under the Approved Lease or any other lease related to the applicable Mortgaged Property; provided, that each such Assignment of Leases assign to the Collateral Agent any and all of the Special Guarantors' rights to collect, hold or receive any payments with respect to the applicable Mortgaged Property;

provided, that each of the assignments granted pursuant to clauses (a) and (b) above may be combined with or separate from the assignments granted pursuant to the other clause of this definition and/or the applicable Mortgage Instrument for a particular Mortgaged Property; and "Assignments of Leases" means a collective reference to each Assignment of Leases executed in connection with this Agreement.

     "Attorney Costs" means and includes all fees, expenses and disbursements of any law firm or other external counsel and, without duplication, the allocated cost of internal legal services and all expenses and disbursements of internal counsel.

     "Attributable Indebtedness" means, on any date, (a) in respect of any Capital Lease of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP, and (b) in respect of any Synthetic Lease Obligation, the capitalized amount of the remaining lease payments under the relevant lease that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP if such lease were accounted for as a Capital Lease.

     "Bank of America" means Bank of America, N.A. and its successors.

     "Bankruptcy Event" means, with respect to any Person, the occurrence of any of the following: (a) the entry of a decree or order for relief by a court or governmental agency in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or the appointment by a court or governmental agency of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of such Person or for any substantial part of its Property or the ordering of the winding up or liquidation of its affairs by a court or governmental agency; or (b) the commencement against such Person of an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or of any case, proceeding or other action for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of such Person or for any substantial part of its Property or for the winding up or liquidation of its affairs, and such involuntary case or other case, proceeding or other action shall remain undismissed for a period of sixty (60) consecutive days, or the repossession or seizure by a creditor of such Person of a substantial part of its Property; or (c) such Person shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consent to the entry of an order for relief in an involuntary case under any such law, or consent to the appointment of or the taking possession by a receiver, liquidator, assignee, creditor in possession, custodian, trustee, sequestrator (or similar official) of such Person or for any substantial part of its Property or make any general assignment for the benefit of creditors; or (d) such Person shall be unable to, or shall admit in writing its inability to, pay its debts generally as they become due.

     "Base Rate" means for any day a fluctuating rate per annum equal to the higher of (a) the Federal Funds Rate plus 1/2 of 1% and (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its "prime rate." The "prime rate" is a rate set by Bank of America based upon various factors including Bank of America's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any such rate is a general reference rate of interest, may not be related to any other rate, and may not be the lowest or best rate actually charged by Bank of America to any customer or a favored rate and may not correspond with future increases or decreases in interest rates charged by other lenders or market rates in general, and that Bank of America may make various business or other loans at rates of interest having no relationship to such rate. Any change in such rate announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change. If Bank of America ceases to exist or to establish or publish a prime rate from which the Base Rate is then determined, the applicable variable rate from which the Base Rate is determined thereafter shall be instead the prime rate reported in The Wall Street Journal (or the average prime rate if a high and a low prime rate are therein reported), and the Base Rate shall change without notice with each change in such prime rate as of the date such change is reported.

     "Base Rent" means, for any lease agreement during any period, an amount equal to (a) the aggregate projected gross rental payments to be made by the lessee under such lease agreement during such period, less (b) all amounts of such rental payments allocated to the payment of taxes, utilities, insurance, maintenance or other costs associated with the applicable real property or otherwise in the nature of reimbursements to Borrower.

     "Borrower" has the meaning specified in the introductory paragraph hereof.

     "Borrower Security Agreement" means that certain Security Agreement dated as of the Agreement Date executed by the Borrower in favor of the Collateral Agent.

     "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, the state where the Administrative Agent's Office is located.

     "Businesses" means, at any time, a collective reference to the businesses operated by the Loan Parties at such time.

     "Capital Lease" means, as applied to any Person, any lease of any Property (whether real, personal or mixed) by that Person as lessee which, in accordance with GAAP, is required to be accounted for as a capital lease on the balance sheet of that Person.

     "Capital Stock" means (i) in the case of a corporation, capital stock, (ii) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of capital stock, (iii) in the case of a partnership, partnership interests (whether general or limited), (iv) in the case of a limited liability company, membership interests and (v) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

     "Capitalized Lease Obligation" means Indebtedness represented by obligations under a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP, and the amount of such Indebtedness is the capitalized amount of such obligations determined in accordance with GAAP.

     "Cash Equivalents" means, as at any date, (a) securities issued or directly and fully guaranteed or insured by the United States or any agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged in support thereof) having maturities of not more than twelve months from the date of acquisition, (b) Dollar denominated time deposits and certificates of deposit of (i) any Lender, (ii) any domestic commercial bank of recognized standing having capital and surplus in excess of $500,000,000 or
(iii) any bank whose short-term commercial paper rating from S&P is at least A-1 or the equivalent thereof or from Moody's is at least P-1 or the equivalent thereof (any such bank being an "Approved Bank"), in each case with maturities of not more than 270 days from the date of acquisition, (c) commercial paper and variable or fixed rate notes issued by any Approved Bank (or by the parent company thereof) or any variable rate notes issued by, or guaranteed by, any domestic corporation rated A-1 (or the equivalent thereof) or better by S&P or P-1 (or the equivalent thereof) or better by Moody's and maturing within six months of the date of acquisition, (d) repurchase agreements entered into by any Person with a bank or trust company (including any of the Lenders) or recognized securities dealer having capital and surplus in excess of $500,000,000 for direct obligations issued by or fully guaranteed by the United States in which such Person shall have a perfected first priority security interest (subject to no other Liens) and having, on the date of purchase thereof, a fair market value of at least 100% of the amount of the repurchase obligations and (e) Investments, classified in accordance with GAAP as current assets, in money market investment programs registered under the Investment Company Act of 1940, as amended, which are administered by reputable financial institutions having capital of at least $500,000,000 and the portfolios of which are limited to Investments of the character described in the foregoing subdivisions (a) through
(d).

     "Change of Control" means the occurrence of any of the following events:
(a) the sale, lease, transfer or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the assets of any Loan Party to any "person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934), (b) any Loan Party is liquidated or dissolved or adopts a plan of liquidation or dissolution; (c) the Parent Guarantor shall fail to own directly 100% of the outstanding Capital Stock of the Borrower; or (d) the LP Guarantor shall fail to own 100% of the outstanding Capital Stock of the Parent Guarantor.

     "Closing Date" means the first date all the conditions precedent in Section
5.01 are satisfied or waived in accordance with Section 5.01.

     "Code" means the Internal Revenue Code of 1986.

     "Collateral" means a collective reference to all real and personal Property with respect to which Liens in favor of the Collateral Agent for the benefit of the Secured Parties are purported to be granted pursuant to and in accordance with the terms of the Collateral Documents.

     "Collateral Agent" means Bank of America, in such capacity under the Collateral Documents, or its successors and assigns.

     "Collateral Documents" means a collective reference to the Pledge Agreements, the Borrower Security Agreement, the Mortgage Instruments, the Assignments of Leases and such other security documents as may be executed and delivered by the Loan Parties and/or Special Guarantors pursuant to the terms of this Agreement.

     "Commitment" means, as to each Lender, its obligation to make its Term Loan to the Borrower pursuant to Section 2.01, in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender's name on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement.

     "Compensation Period" has the meaning specified in Section 2.06(c)(ii)

     "Contractual Obligation" means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

     "Control" has the meaning specified in the definition of "Affiliate" set forth in this Section 1.01.

     "Debt Issuance" means the issuance by Borrower of any Indebtedness of the type referred to in clause (a) or (b) of the definition thereof set forth in this Section 1.01.

     "Debtor Relief Laws" means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

     "Default" means any event or condition that constitutes an Event of Default or that, with the giving of any notice, the passage of time, or both, would be an Event of Default.

     "Default Rate" means in respect of any principal of any Term Loan or any other Obligation that is not paid when due (whether at stated maturity, by acceleration, by optional or mandatory prepayment or otherwise), a rate per annum equal to four percent (4.0%) plus the Adjusted LIBOR Rate as in effect from time to time, to the fullest extent permitted by applicable Laws.

     "Defaulting Lender" means any Lender that (a) has failed to fund any portion of its Term Loan required to be funded by it hereunder within one Business Day of the date required to be funded by it hereunder, (b) has otherwise failed to pay over to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within one Business Day of the date when due, unless the subject of a good faith dispute, or (c) has been deemed insolvent or become the subject of a bankruptcy or insolvency proceeding.

     "Delivered Financial Statements" means a collective reference to the unaudited consolidated and consolidating balance sheet of the LP Guarantor as of November 30, 2002 and the related consolidated and consolidating statements of income or operations, shareholders' equity and cash flows of the LP Guarantor (in each case, to the extent in existence as of the Closing Date) for the period commencing on September 10, 2002 and ending as of November 30, 2002, including any notes with respect thereto.

     "Disposition" or "Dispose" means any disposition of any or all of the Property (including without limitation the Capital Stock of a Subsidiary) of any Loan Party or Special Guarantor whether by sale, lease, licensing, transfer or otherwise, but other than pursuant to any casualty or condemnation event; provided, however, that the term "Disposition" shall be deemed to exclude any Equity Issuance.

     "Dollar" and "$" mean lawful money of the United States.

     "Eligible Assignee" has the meaning specified in Section 11.07(g).

     "Eligible Lessee" means (a) Bank of America, N.A. or an Affiliate thereof that has been approved in writing by the Administrative Agent or (b) a Person with publicly traded senior debt that is rated AA or better by S&P and that has been approved in writing by the Administrative Agent, in each case to the extent such Person is not the subject of any Bankruptcy Event.

     "Engagement Letter" means that certain engagement letter and the attached summary of terms and conditions entered into by and among Borrower and the Administrative Agent and dated as of January 3, 2003.

     "Environmental Laws" means any and all Federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.

     "Environmental Liability" means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of any Loan Party, any of the respective Loan Parties' Subsidiaries or any Special Guarantor directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

     "ERISA" means the Employee Retirement Income Security Act of 1974.

     "ERISA Affiliate" means any trade or business (whether or not incorporated) under common control with the Borrower within the meaning of Section 414(b) or
(c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code).

     "ERISA Event" means (a) a Reportable Event with respect to a Pension Plan;
(b) a withdrawal by the Borrower or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by the Borrower or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization; (d) the filing of a notice of intent to terminate, the treatment of a Plan amendment as a termination under Sections 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (e) an event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; or (f) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the Borrower or any ERISA Affiliate.

     "Equity Issuance" means any issuance by Borrower to any Person of (a) shares of its Capital Stock, (b) any shares of its Capital Stock pursuant to the exercise of options or warrants, (c) any shares of its Capital Stock pursuant to the conversion of any debt securities to equity or the conversion of any class equity securities to any other class of equity securities or (d) any options or warrants relating to its Capital Stock. The term "Equity Issuance" shall not be deemed to include any Disposition.

     "Event of Default" has the meaning specified in Section 9.01.

     "Federal Funds Rate" means, for any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) charged to Bank of America on such day on such transactions as determined by the Administrative Agent.

     "FIRREA" means the Financial Institutions Reform, Recovery, and Enforcement Act of 1989, as amended, and any successor statute thereto, as interpreted by the rules and regulations thereunder, as amended, including, without limitation, 12 CFR part 34.41 to 34.47.

     "Flood Hazard Property" has the meaning specified in Section 5.01(d)(iv).

     "Foreign Lender" has the meaning specified in Section 11.15(a)(i).

     "FRB" means the Board of Governors of the Federal Reserve System of the United States.

     "Fully Satisfied" means, with respect to the Obligations as of any date, that, as of such date, (a) all principal of and interest accrued to such date which constitute Obligations shall have been irrevocably paid in full in cash,
(b) all fees, expenses and other amounts then due and payable which constitute Obligations shall have been irrevocably paid in cash and (c) the Commitments shall have expired or been terminated in full.

     "GAAP" means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or such other principles as may be approved by a significant segment of the accounting profession in the United States, that are applicable to the circumstances as of the date of determination, consistently applied.

     "Governmental Authority" means any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, administrative tribunal, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

     "Guarantee" means, as to any Person, any (a) any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation payable or performable by another Person (the "primary obligor") in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or other obligation of the payment or performance of such Indebtedness or other obligation, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation, or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness or other obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part), or
(b) any Lien on any assets of such Person securing any Indebtedness or other obligation of any other Person, whether or not such Indebtedness or other obligation is assumed by such Person. The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith. The term "Guarantee" as a verb has a corresponding meaning.

     "Guarantors" shall mean a collective reference to Related Guarantors and the Special Guarantors; and "Guarantor" means either of them, as applicable.

     "Guaranty" means the Guaranty made by the Guarantors in favor of the Administrative Agent and the Lenders pursuant to Article IV hereof.

     "Hazardous Materials" means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

     "Indebtedness" means, with respect to any Person, without duplication, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, or upon which interest payments are customarily made, (c) all obligations of such Person under conditional sale or other title retention agreements relating to Property purchased by such Person (other than customary reservations or retentions of title under agreements with suppliers entered into in the ordinary course of business), (d) all obligations of such Person issued or assumed as the deferred purchase price of Property or services purchased by such Person (other than trade debt incurred in the ordinary course of business and due within six months of the incurrence thereof) which would appear as liabilities on a balance sheet of such Person, (e) all obligations of such Person under take-or-pay or similar arrangements or under commodities agreements, (f) the Attributable Indebtedness of such Person with respect to Capital Leases and Synthetic Lease Obligations,
(g) all net obligations of such Person under Swap Contracts, (h) the principal portion of all obligations of such Person as an account party in respect of letters of credit (other than trade letters of credit) and bankers' acceptances, including, without duplication, all unreimbursed drafts drawn thereunder (less the amount of any cash collateral securing any such letters of credit or and bankers' acceptances), (i) all obligations of such Person to repurchase any securities issued by such Person at any time prior to the Maturity Date which repurchase obligations are related to the issuance thereof, including, without limitation, obligations commonly known as residual equity appreciation potential shares, (j) the aggregate amount of uncollected accounts receivable of such Person subject at such time to a sale of receivables (or similar transaction) to the extent such transaction is effected with recourse to such Person (whether or not such transaction would be reflected on the balance sheet of such Person in accordance with GAAP), (k) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on, or payable out of the proceeds of production from, Property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed, (l) all Guarantees of such Person with respect to Indebtedness of another Person, (m) the Indebtedness of any partnership or unincorporated joint venture in which such Person is a general partner or a joint venturer to the extent such Indebtedness is recourse to such Person and (n) all Off-Balance Sheet Liabilities of such Person. The amount of any net obligation under any Swap Contract on any date shall be deemed to be the Swap Termination Value thereof as of such date.

     "Indemnified Liabilities" has the meaning set forth in Section 11.05.

     "Indemnitees" has the meaning set forth in Section 11.05.

     "Interest Payment Date" means each of (a) the Maturity Date and (b) any date on which any of the Obligations are accelerated pursuant to Article IX hereof.

     "Investment" in any Person means (a) any Acquisition of such Person, (b) any other acquisition of Capital Stock, bonds, notes, debentures, partnership, joint ventures or other ownership interests or other securities of such other Person, (c) any deposit with, or advance, loan or other extension of credit to, such Person (other than deposits made in connection with the purchase of equipment inventory and supplies in the ordinary course of business) or (d) any other capital contribution to or investment in such Person, including, without limitation, any Guarantee (including any support for a letter of credit issued on behalf of such Person) incurred for the benefit of such Person and any Disposition to such Person for consideration less than the fair market value of the Property disposed in such transaction, but excluding any Restricted Payment to such Person. Investments which are capital contributions or purchases of Capital Stock which have a right to participate in the profits of the issuer thereof shall be valued at the amount (or, in the case of any Investment made with Property other than cash, the book value of such Property) actually contributed or paid (including cash and non-cash consideration and any assumption of Indebtedness) to purchase such Capital Stock as of the date of such contribution or payment and attributable to any Investment made after the Closing Date. Investments which are loans, advances, extensions of credit or Guarantees shall be valued at the principal amount of such loan, advance or extension of credit outstanding as of the date of determination or, as applicable, the principal amount of the loan or advance outstanding as of the date of determination actually guaranteed by such Guarantees.

     "Irrevocable Direction" means a letter or other writing from the Borrower, as beneficiary under the Trust Documents, to each of the lessors under the Approved Leases (in their capacities as trustees under the Trust Documents) containing: (a) irrevocable (except with the consent of the Administrative Agent) instructions to each such lessor to direct the tenants under the Approved Leases to make payments under the Approved Leases in accordance with instructions given to such tenants by the Administrative Agent and (b) irrevocable (except with the consent of the Administrative Agent) instructions to each such lessor not to take any action under the Trust Documents or otherwise with respect to the Mortgaged Properties, Approved Leases, or any payments or other mattes associated therewith without the express written consent of the Administrative Agent; provided, that such letter or writing shall be in such form as may be required by the terms of the Trust Documents and by the lessor(s) as trustee(s) thereunder and shall otherwise be in form and substance acceptable to the Administrative Agent.

     "IRS" means the United States Internal Revenue Service.

     "Laws" means, collectively, all international, foreign, Federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law.

     "Lenders" means a collective reference to the Persons identified as "Lenders" on the signature pages hereto, together with any Person that subsequently becomes a Lender by way of assignment in accordance with the terms of Section 11.7, together with their respective successors, and "Lender" means any one of them.

     "Lending Office" means, as to any Lender, the office or offices of such Lender described as such in such Lender's Administrative Questionnaire, or such other office or offices as a Lender may from time to time notify the Borrower and the Administrative Agent.

     "LIBOR Rate" means a fluctuating rate of interest equal to the one month rate of interest (rounded upwards, if necessary to the nearest 1/100 of 1%) appearing on Telerate Page 3750 (or any successor page) as the one month London interbank offered rate for deposits in U.S. Dollars at approximately 11:00 a.m. (London time) on the second preceding Business Day, as adjusted from time to time in Administrative Agent's sole discretion for then applicable reserve requirements, deposit insurance assessment rates and other regulatory costs. If for any reason such rate is not available, the term "LIBOR Rate" shall mean the fluctuating rate of interest equal to the one month rate of interest (rounded upwards, if necessary to the nearest 1/100 of 1%) appearing on Reuters Screen LIBO Page as the one month London interbank offered rate for deposits in U.S. Dollars at approximately 11:00 a.m. (London time) on the second preceding Business Day, as adjusted from time to time in Administrative Agent's sole discretion for then applicable reserve requirements, deposit insurance assessment rates and other regulatory costs; provided, however, if more than one rate is specified on Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates. "Telerate Page 3750" means the British Bankers Association Libor Rates (determined as of 11:00 a.m. London time) that are published by Bridge Information Systems, Inc.

     "Lien" as applied to the property of any Person means: (a) any security interest, encumbrance, mortgage, deed to secure debt, deed of trust, pledge, lien, charge, ground lease or lease constituting a Capitalized Lease Obligation, conditional sale or other title retention agreement, or other security title or encumbrance of any kind in respect of any property of such Person, or upon the income or profits therefrom; (b) any arrangement, express or implied, under which any property of such Person is transferred, sequestered or otherwise identified for the purpose of subjecting the same to the payment of Indebtedness or performance of any other obligation in priority to the payment of the general, unsecured creditors of such Person; and (c) any agreement by such Person to grant, give or otherwise convey any of the foregoing.

     "Loan Documents" means a collective reference to this Agreement, each Term Note and the Collateral Documents; and "Loan Document" means any one of them.

     "Loan Notice" means a notice of a request for the Advance pursuant to
Section 2.02(a), which shall be substantially in the form of Exhibit A.

     "Loan Parties" means, collectively, the Borrower and each of the Related Guarantors; and "Loan Party" means any of them.

     "LP Guarantor" shall have the meaning assigned to such term in the introductory paragraph hereof.

     "LP Guarantor Pledge Agreement" means the pledge agreement in the form of Exhibit B-2 dated as of the Closing Date executed by the LP Guarantor in favor of the Collateral Agent for the benefit of the Secured Parties, as amended, modified, restated or supplemented from time to time.

     "Material Adverse Effect" means (a) a material adverse change in, or a material adverse effect upon, the operations, business, properties, liabilities (actual or contingent), condition (financial or otherwise) or prospects of any Loan Party or Special Guarantor (whether individually or in the aggregate); (b) a material impairment of the ability of any Loan Party or Special Guarantor to perform its obligations under any Loan Document to which it is a party; or (c) a material adverse effect upon the legality, validity, binding effect or enforceability against the any Loan Party or Special Guarantor of any Loan Document to which it is a party.

     "Maturity Date" means the date occurring sixty (60) days following the Closing Date.

     "Maximum Committed Amount" means an amount equal to TWO HUNDRED MILLION AND NO/100 DOLLARS ($200,000,000.00).

     "Moody's" means Moody's Investors Service, Inc. and any successor thereto.

     "Mortgage Commitments" shall have the meaning given to such term in Section 5.01(d)(iii).

     "Mortgage Instrument" means, with respect to any Mortgaged Property, each of:

          (a) a first lien priority mortgage, deed of trust or deed to secure debt executed by the Borrower in favor of the Collateral Agent with respect to its Remainder Interest in such Mortgaged Property; and

          (b) a first lien priority mortgage, deed of trust or deed to secure debt executed by each Special Guarantor holding any interest in such Mortgaged Property in favor of the Collateral Agent;

provided, that each Mortgage Instrument shall, as a collective whole, encumber one hundred percent (100.0%) of the real property ownership interests in the applicable Mortgaged Property subject only to matters set forth on the Mortgage Commitments applicable thereto; the mortgages, deeds of trust or deeds to secure debt granted pursuant to either of clauses (a) or (b) above may be combined with or separate from the mortgages, deeds of trust or deeds to secure debt granted pursuant to the other clause; and "Mortgage Instrument" means any of the mortgages, deeds of trust or deeds to secure debt granted with respect to a Mortgaged Property pursuant to the terms of this Agreement.

     "Mortgaged Property" means any of the parcels of real property listed on
Schedule 1.01(a) attached hereto; and "Mortgaged Properties" means a collective reference to each of them.

     "Multiemployer Plan" means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which the Borrower or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding five plan years, has made or been obligated to make contributions.

     "Negative Pledge" means a provision of any agreement (other than this Agreement or any other Loan Document) that prohibits the creation of any Lien on any assets of a Person.

     "Note" or "Notes" means the Term Notes, individually or collectively, as appropriate.

     "Obligations" means all advances to, and debts, liabilities, obligations, covenants and duties of, any Loan Party and any Special Guarantor arising under any Loan Document or otherwise with respect to any Term Loan, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Loan Party, Special Guarantor or any Affiliate thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding. The foregoing shall also include any Swap Contract of any Loan Party to which a Lender or any Affiliate of such Lender is a party.

     "Off-Balance Sheet Liabilities" means, with respect to any Person, (a) any repurchase obligation or liability, contingent or otherwise, of such Person with respect to any accounts or notes receivable sold, transferred or otherwise disposed of by such Person, (b) any repurchase obligation or liability, contingent or otherwise, of such Person with respect to property or assets leased by such Person as lessee and (c) all obligations, contingent or otherwise, of such Person under any Synthetic Lease, tax retention operating lease, off balance sheet loan or similar off balance sheet financing if the transaction giving rise to such obligation (i) is considered Indebtedness for borrowed money for tax purposes but is classified as an operating lease, (ii) does not (and is not required pursuant to GAAP to) appear as a liability on the balance sheet of such Person, (iii) a transaction pursuant to which a tenant does not take possession of the leased property, or (iv) any leases treated as a financing for GAAP or tax purposes, but excluding from the forgoing provisions of this definition any obligations or liabilities of any such Person as lessee under any operating lease so long as the terms of such operating lease do not require any payment by or on behalf of such Person at the scheduled termination date of such operating lease, pursuant to a required purchase by or on behalf of such Person of the property or assets subject to such operating lease, or under any arrangements pursuant to which such Person guarantees or otherwise assures any other Person of the value of the property or assets subject to such operating lease.

     "Operating Lease" means, as applied to any Person, any lease (including, without limitation, leases which may be terminated by the lessee at any time) of any Property (whether real, personal or mixed) which is not a Capital Lease other than any such lease in which that Person is the lessor.

     "Organization Documents" means, (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction);
(b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement; and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity.

     "Outstanding Amount" means with respect to the Term Loans on any date, the aggregate outstanding principal amount thereof as of such date.

     "Parent Guarantor" shall have the meaning assigned to such term in the introductory paragraph hereof.

     "Parent Guarantor Pledge Agreement" means the pledge agreement in the form of Exhibit B-1 dated as of the Closing Date executed by the Parent Guarantor in favor of the Collateral Agent for the benefit of the Secured Parties, as amended, modified, restated or supplemented from time to time.

     "Participant" has the meaning specified in Section 11.07(d).

     "PBGC" means the Pension Benefit Guaranty Corporation.

     "Pension Plan" means any "employee pension benefit plan" (as such term is defined in Section 3(2) of ERISA), other than a Multiemployer Plan, that is subject to Title IV of ERISA and is sponsored or maintained by the Borrower or any ERISA Affiliate or to which the Borrower or any ERISA Affiliate contributes or has an obligation to contribute, or in the case of a multiple employer or other plan described in Section 4064(a) of ERISA, has made contributions at any time during the immediately preceding five plan years.

     "Permitted Investments" means, at any time, Investments by the Loan Parties permitted to exist at such time pursuant to the terms of Section 8.02.

     "Permitted Liens" means, (a) with respect to the Mortgaged Properties, Approved Leases and any rights or interests therein, Liens identified on the Mortgage Commitments with respect thereto or as otherwise consented to by the Administrative Agent in writing; and (b) with respect to Property of the Loan Parties not covered under clause (a) of this definition, Liens permitted to exist at such time pursuant to the terms of Section 8.01.

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     "Person" means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

     "Plan" means any "employee benefit plan" (as such term is defined in Section 3(3) of ERISA) established by the Borrower or, with respect to any such plan that is subject to Section 412 of the Code or Title IV of ERISA, any ERISA Affiliate.

     "Pledge Agreements" means a collective reference to the LP Guarantor Pledge Agreement and the Parent Guarantor Pledge Agreement.

     "Property" means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

     "Pro Rata Share" means as to each Lender that is not a Defaulting Lender, with respect to such Lender's Commitment at any time, a fraction (expressed as a percentage, carried out to the ninth decimal place), the numerator of which is the amount of the Commitment of such Lender at such time and the denominator of which is the amount of the Aggregate Commitments of all non-Defaulting Lenders at such time. The initial Pro Rata Share of each Lender is set forth opposite the name of such Lender on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable.

     "Purchase Agreement Assignments" means valid, effective and fully executed assignments by First States Group, L.P. to the Borrower of all rights, title and interests of First States Group, L.P. in and to the Purchase Agreements or of all rights, title and interests purchased by First States Group, L.P. pursuant to the terms of the Purchase Agreements, as applicable.

     "Purchase Agreements" means a collective reference to (a) the Purchase Agreement (Current Interests) and (b) the Purchase Agreement (Remainder Interests); and "Purchase Agreement" mean either of them, as applicable.

     "Purchase Agreement (Current Interests)" means that certain Purchase and Sale Agreement dated as of December 17, 2002 by and among the 1997-C Owner Trustee, the 1997-D Owner Trustee, the 1997-C Co-Trustee, the 1997-D Co-Trustee, RENAT, Inc. (as owner of the beneficial interests under the Trust Agreement (1997-D) dated as of June 4, 1997 and under the Trust Agreement (1997-C) dated as of June 4, 1997), Dana Commercial Credit Corporation (the sole stockholder of Renat, Inc.) and First States Group, L.P

     "Purchase Agreement (Remainder Interests)" means that certain Agreement of Sale and Purchase dated as of January ___, 2003 by and among REMAN 1997-C, Inc. (as remainderman under the Trust Agreement 1997-C, referenced in the definition of the term "Trust Agreement" contained herein), REMAN 1997-D, Inc as remainderman under the Trust Agreement 1997-D, referenced in the definition of the term "Trust Agreement" contained herein) and First States Group, L.P

     "Register" has the meaning set forth in Section 11.07(c).

     "Related Guarantors" means a collective reference to the LP Guarantor and the Parent Guarantor; and "Related Guarantor" means either of them, as applicable.

     "Remainder Interests" means a collective reference to the Remainders (as such term is defined in the Purchase Agreement (Remainder Interests)) and all other rights transferred by the Sellers under the Purchase Agreement (Remainder Interests).

     "Reportable Event" means any of the events set forth in Section 4043(c) of ERISA, other than events for which the 30 day notice period has been waived.

     "Required Lenders" means, at any time, Lenders holding in the aggregate at least fifty-one percent (51%) of the unfunded Commitments (and participations therein) and the outstanding Term Loan, or (b) if the Commitments have been terminated, the outstanding Term Loan. The unfunded Commitments of, and the outstanding Term Loan held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders.

     "Responsible Officer" means the chief executive officer, president, vice president, chief financial officer, treasurer or assistant treasurer of a Loan Party. Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party.

     "Restricted Payment" means (a) any dividend or other payment or distribution, direct or indirect, on account of any shares of any class of Capital Stock of any Loan Party, now or hereafter outstanding (including without limitation any payment in connection with any dissolution, merger, consolidation or disposition involving any Loan Party), or to the holders, in their capacity as such, of any shares of any class of Capital Stock of any Loan Party, now or hereafter outstanding, (b) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of Capital Stock of any Loan Party, now or hereafter outstanding or (c) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of Capital Stock of any Loan Party, now or hereafter outstanding.

     "S&P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. and any successor thereto.

     "Sale and Leaseback Transaction" means any arrangement pursuant to which any Loan Party, directly or indirectly, becomes liable as lessee, guarantor or other surety with respect to any lease, whether an Operating Lease or a Capital Lease, of any Property (a) which such Loan Party has sold or transferred (or is to sell or transfer) to a Person which is not a Loan Party or (b) which such Loan Party intends to use for substantially the same purpose as any other Property which has been sold or transferred (or is to be sold or transferred) by such Loan Party to another Person which is not a Loan Party in connection with such lease.

     "SEC" means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions.

     "Secured Parties" means a collective reference to each Lender, each Affiliate of a Lender that enters into a Swap Contract, the Collateral Agent and the Administrative Agent; and "Secured Party" means any one of them.

     "Solvent" or "Solvency" means, with respect to any Person as of a particular date, that on such date (a) such Person is able to pay its debts and other liabilities, contingent obligations and other commitments as they mature in the ordinary course of business, (b) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature in their ordinary course,
(c) such Person is not engaged in a business or a transaction, and is not about to engage in a business or a transaction, for which such Person's Property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which such Person is engaged or is to engage, (d) the fair value of the Property of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person and (e) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured. In computing the amount of contingent liabilities at any time, it is intended that such liabilities will be computed at the amount which, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

     "SPE" means a Person whose Organization Documents and other characteristics satisfy the SPE Requirements.

     "SPE Requirements" means a collective reference to the requirements and conditions set forth on Exhibit D attached hereto.

     "Special Guarantors" means a collective reference to the 1997-C Owner Trustee, the 1997-D Owner Trustee, the 1997-C Co-Trustee and the 1997-D Co-Trustee, in each case in their capacities as guarantors hereunder; and "Special Guarantor" means any one of them, as applicable.

     "Subsidiary" of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of Capital Stock having ordinary voting power for the election of directors or other governing body (other than Capital Stock having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person.

     "Swap Contract" means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a "Master Agreement"), including any such obligations or liabilities under any Master Agreement.

     "Swap Termination Value" means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include a Lender or any Affiliate of a Lender).

     "Synthetic Lease Obligation" means the monetary obligation of a Person under (a) a so-called synthetic, off-balance sheet or tax retention lease, or
(b) an agreement for the use or possession of property creating obligations that do not appear on the balance sheet of such Person but which, upon the insolvency or bankruptcy of such Person, would be characterized as the indebtedness of such Person (without regard to accounting treatment).

     "Tangible Net Worth" means, for any Person as of a given date, total stockholder's (or equivalent owner's) equity of such Person, excluding (to the extent reflected in determining stockholders' (or equivalent owner's) equity of such Person) (a) accumulated depreciation and amortization and (b) the aggregate amount of all assets which would be properly classified as intangible assets under GAAP.

     "Term Loan" and "Term Loans" each has the meaning specified in Section
2.01.

     "Term Note" has the meaning specified in Section 2.01; and "Term Notes" means any one of them.

     "Threshold Amount" means (a) with respect to the Borrower or the Parent Guarantor, $1,000,000.00 and (b) with respect to the LP Guarantor $5,000,000.00.

     "TL/TA Ratio" means, as to any Person and as of any date of calculation, an amount equal to (a) Total Liabilities of such Person, divided by (b) Total Assets of such Person.

     "Total Assets" means, as to any Person, the total assets of such Person, as determined in accordance with GAAP.

     "Total Liabilities" means, as to any Person, the total liabilities of such Person, as determined in accordance with GAAP.

     "Trust Agreements" means a collective reference to (a) the 1997-C Trust Agreement; (b) the 1997-D Trust Agreement; and (c) and any and all documents, instruments, agreements and other arrangements issued or delivered pursuant to or otherwise related to any of the foregoing, including without limitation, the "Participation Agreements", as referenced in each of them and the "Operative Documents", as referenced in each of them (in each case as the same may be amended, modified, restated, supplemented, extended, renewed or replaced from time to time).

     "Trust Documents" means a collective reference to each of (a) the Trust Indentures; (b) the Trust Agreements; (c) the Participation Agreements; and (d) all other related agreements, instruments and documents issued or delivered thereunder or pursuant thereto, (in each case as the same may be amended, modified, restated, supplemented, extended, renewed or replaced from time to time); and "Trust Document" means either of them.

     "Trust Indentures" means a collective reference to (a) that certain Indenture, Mortgage, Deed of Trust, Deed to Secure Debt, Assignment of Leases and Rents, Security Agreement and Financing Statement dated as of June 4, 1997 by and among State Street Bank and Trust Company of Connecticut, National Association (in its capacity as Owner Trustee under the 1997-C Trust Agreement), as a Grantor, Traci Hopkins (in her capacity as a Co-Trustee under the 1997-C Trust Agreement), as Grantor, REMAN 1997-C, Inc., as Remainderman and LaSalle National Bank, as Indenture Trustee, Beneficiary, Mortgagee and Grantee; and (b) that certain Indenture, Mortgage, Deed of Trust, Deed to Secure Debt, Assignment of Leases and Rents, Security Agreement and Financing Statement dated as of June 4, 1997 by and among State Street Bank and Trust Company of Connecticut, National Association (in its capacity as Owner Trustee under the 1997-D Trust Agreement), as a Grantor, Traci Hopkins (in her capacity as a Co-Trustee under the 1997-D Trust Agreement), as Grantor, REMAN 1997-D, Inc., as Remainderman and LaSalle National Bank, as Indenture Trustee, Beneficiary, Mortgagee and Grantee (in each case as the same may be amended, modified, restated, supplemented, extended, renewed or replaced from time to time)

     "Unfunded Pension Liability" means the excess of a Pension Plan's benefit liabilities under Section 4001(a)(16) of ERISA, over the current value of that Pension Plan's assets, determined in accordance with the assumptions used for funding the Pension Plan pursuant to Section 412 of the Code for the applicable plan year.

     "United States" and "U.S." mean the United States of America.

     1.02 Other Interpretive Provisions.

     With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document:

          (a) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.

          (b) (i)   The words "herein," "hereto," "hereof" and "hereunder" and words of similar import when used in any Loan Document shall refer to such Loan Document as a whole and not to any particular provision thereof.

              (ii) Article, Section, Exhibit and Schedule references are to the Loan Document in which such reference appears.

              (iii) The term "including" is by way of example and not limitation.

              (iv) The term "documents" includes any and all instruments, documents, agreements, certificates, notices, reports, financial statements and other writings, however evidenced, whether in physical or electronic form.

          (c) Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document.

     1.03 Accounting Terms.

     (a) Except as otherwise specifically prescribed herein, all accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP applied on a consistent basis, as in effect from time to time, applied in a manner consistent with that used in preparing the Delivered Financial Statements; provided, however, that calculations of Attributable Indebtedness under any Synthetic Lease Obligations or the implied interest component of any Synthetic Lease Obligations shall be made by the Borrower in accordance with accepted financial practice and consistent with the terms of such Synthetic Lease Obligations.

     (b) If at any time any change in GAAP would affect the computation of any financial ratio, requirement or calculation set forth in any Loan Document, and either the Borrower or the Required Lenders shall so request, the Administrative Agent, the Lenders and the Borrower shall negotiate in good faith to amend such ratio, requirement or calculation to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Lenders); provided that, until so amended, (i) such ratio, requirement or calculation shall continue to be computed in accordance with GAAP prior to such change therein and (ii) the Borrower shall provide to the Administrative Agent and the Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP.

     1.04 Rounding.

     Any financial ratios required to be maintained by the Borrower pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number).

     1.05 References to Agreements and Laws.

     Unless otherwise expressly provided herein, (a) references to Organization Documents, agreements (including the Loan Documents) and other contractual instruments shall be deemed to include all subsequent amendments, restatements, extensions, supplements and other modifications thereto, but only to the extent that such amendments, restatements, extensions, supplements and other modifications are not prohibited by any Loan Document; and (b) references to any Law shall include all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting such Law.

     1.06 Times of Day.

     Unless otherwise specified, all references herein to times of day shall be references to Eastern time (daylight or standard, as applicable).

                                   ARTICLE II
                      THE COMMITMENTS AND CREDIT EXTENSIONS

     2.01 Term Loan; Term Note.

     Subject to the terms and conditions set forth herein, each Lender severally agrees to make a loan (each such loan, a "Term Loan" and, collectively, the "Term Loans") to the Borrower in an aggregate amount not to exceed the amount of such Lender's Commitment. Amounts repaid on the Term Loans may not be reborrowed. The Borrower shall make principal and interest payments on the Term Loans in accordance with the terms hereof. Each Term Loan shall be evidenced by a promissory note of the Borrower to the appropriate Lender in substantially the form of Exhibit C (each a "Term Note").

     2.02 Borrowing Procedures.

     (a) Notwithstanding anything contained herein to the contrary, (i) the Borrower shall be entitled to no more than one advance (the "Advance") of the Term Loans hereunder, (ii) the Advance shall be in an amount equal to or less than the Maximum Committed Amount and (iii) to the extent the Borrower has not requested the Advance on or before February 28, 2003, this Note and the Lenders' respective obligations and commitments to make the Term Loans shall automatically terminate without notice to the Borrower; provided, however, that Borrower shall remain responsible for payment of all costs and expenses incurred by the Administrative Agent in accordance with Sections 5.01(l) and
11.04 hereof and for all applicable fees due and owing pursuant to the terms hereof. The Borrower shall submit an appropriate Loan Notice to the Administrative Agent not later than 11:00 A.M. (Charlotte, North Carolina time) on the Business Day most nearly preceding the date on which it desires to receive the Advance (which date shall be a Business Day). Such Loan Notice shall be irrevocable, shall specify the amount of the advance requested and the date on which it request the Advance to be made and shall contain certifications of an Responsible Officer of the Borrower stating that each of the conditions set forth in Section 5.01 hereof for the making of the Advance have been satisfied as of the date of such requested Advance.

         (b) Following receipt of a Loan Notice, the Administrative Agent shall promptly notify each Lender of the amount of its Pro Rata Share of the Advance requested therein and each Lender shall make an its Term Loan (in an amount not to exceed such Lender's Commitment) available to the Administrative Agent in immediately available funds at the Administrative Agent's Office not later than 1:00 p.m. on the Business Day specified in the applicable Loan Notice. Upon satisfaction of the applicable conditions set forth in Section 5.01, the Administrative Agent shall make all funds so received available to the Borrower in like funds as received by the Administrative Agent by wire transfer of such funds in accordance with instructions provided to (and reasonably acceptable to) the Administrative Agent by the Borrower.

         2.03 Principal and Interest Payments and Calculation.

         (a) Principal Payments. Except to the extent accelerated or otherwise due sooner pursuant to the provisions hereof or of any other Loan Document, the Borrower shall not be required to make any principal payments on the Term Loans until the Maturity Date. The entire principal balance of the Term Loans shall be due and payable as of the Maturity Date. Notwithstanding anything to the contrary contained herein, to the extent the principal balance of the Term Loans is accelerated pursuant to the terms of the Loan Documents, the entire outstanding principal balance of the Term Loans and all other amounts due under the Loan Documents shall be immediately due and payable as of the date of such acceleration.

         (b)  Interest.

              (i) Interest Payment Dates. Borrower shall pay all accrued interest on the Term Loans on each Interest Payment Date.

              (ii) Interest Rate and Computation. Subject to the provisions of Section 2.03(c), interest shall accrue on the outstanding principal balance of the Term Loans at the Adjusted LIBOR Rate. All computations of interest and fees hereunder shall be made on the basis of the actual number of days elapsed over a year of 360 days. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law. Interest shall accrue on each Term Loan for the day on which the Advance is made, and shall not accrue on the Term Loans, or any portion thereof, for the day on which the Term Loans or such portion is paid, provided that to the extent any portion of the Term Loans is repaid on the same day on which they are made, such portion of the Term Loans shall bear interest for one day.

         (c) Default Rate. If any amount payable by the Borrower under any Loan Document is not paid when due (without regard to any applicable grace periods), whether at stated maturity, by acceleration or otherwise, such amount shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws. Furthermore, upon the request of the Required Lenders, while any Event of Default exists, the Borrower shall pay interest on the principal amount of all outstanding Obligations hereunder at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws. Accrued and unpaid interest on past due amounts (including interest on past due interest) shall be due and payable upon demand.

         (d) Maximum Interest Rate. Regardless of any provision of any Loan Document, if for any reason the effective interest hereunder should exceed the maximum lawful interest, the effective interest hereunder shall be deemed reduced to, and shall be, such maximum lawful interest, and (i) the amount which would be excessive interest shall be deemed applied to the reduction of the principal amount of the Term Loans and not to the payment of interest, and (ii) if the Term Loans have been or are thereby paid in full, the excess shall be returned to the party paying same, such application to the principal amount of the Term Loans or the refunding of excess to be a complete settlement and acquittance thereof.

         2.04 Prepayments.

         (a) Voluntary Prepayments of Loans. The Borrower may, upon notice to the Administrative Agent, at any time or from time to time voluntarily prepay the Term Loans in whole or in part without premium or penalty; provided that (i) such notice must be received by the Administrative Agent not later than 11:00 a.m. on the date which is one (1) Business Day prior to the date of such prepayment; and (ii) any such prepayment shall be in a principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof (or, if less, the entire principal amount thereof then outstanding). The Administrative Agent will promptly notify each Lender of its receipt of each such notice, and of the amount of such Lender's Pro Rata Share of such prepayment. If such notice is given by the Borrower, the Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. Any prepayment of the Term Loans or any portion thereof shall be accompanied by all accrued interest on the portion prepaid, together with any additional amounts required pursuant to Article III hereof. Each such prepayment shall be applied to the Term Loans of the Lenders in accordance with their respective Pro Rata Shares.

         (b)  Mandatory Prepayments.

              (i) Outstanding Principal in Excess of Aggregate Commitments. If for any reason the Outstanding Amount at any time exceed the Aggregate Commitments then in effect, the Borrower shall immediately prepay the Term Loans in an aggregate amount equal to such excess.

              (ii) Application of Mandatory Prepayments. All amounts required to be paid pursuant to this Section 2.04(b) shall be applied to Term Loans of the Lenders in accordance with their respective Pro Rata Shares. All prepayments under this Section 2.04(b) shall be subject to
         Article III, but otherwise without premium or penalty, and shall be accompanied by interest on the principal amount prepaid through the date of prepayment.

         2.05 Evidence of Debt.

         The Term Loan made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and by the Administrative Agent in the ordinary course of business. The accounts or records maintained by the Administrative Agent and each Lender shall be conclusive absent manifest error of the amount of the Term Loans made by the Lenders to the Borrower and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrower hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error.

         2.06 Payments Generally.

         (a) All payments to be made by the Borrower shall be made without condition or deduction for any counterclaim, defense, recoupment or setoff. Except as otherwise expressly provided herein, all payments by the Borrower hereunder shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the Administrative Agent's Office in Dollars and in immediately available funds not later than 2:00 p.m. on the date specified herein. The Administrative Agent will promptly distribute to each Lender its Pro Rata Share (or other applicable share as provided herein) of such payment in like funds as received by wire transfer to such Lender's Lending Office. All payments received by the Administrative Agent after 2:00 p.m. shall be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue.

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

         (b) If any payment to be made by the Borrower shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be.

         (c) Unless the Borrower or any Lender has notified the Administrative Agent, prior to the date any payment is required to be made by it to the Administrative Agent hereunder, that the Borrower or such Lender, as the case may be, will not make such payment, the Administrative Agent may assume that the Borrower or such Lender, as the case may be, has timely made such payment and may (but shall not be so required to), in reliance thereon, make available a corresponding amount to the Person entitled thereto. If and to the extent that such payment was not in fact made to the Administrative Agent in immediately available funds, then:

              (i) if the Borrower failed to make such payment, each Lender shall forthwith on demand repay to the Administrative Agent the portion of such assumed payment that was made available to such Lender in immediately available funds, together with interest thereon in respect of each day from and including the date such amount was made available by the Administrative Agent to such Lender to the date such amount is repaid to the Administrative Agent in immediately available funds at the Federal Funds Rate from time to time in effect; and

              (ii) if any Lender failed to make such payment, such Lender shall forthwith on demand pay to the Administrative Agent the amount thereof in immediately available funds, together with interest thereon for the period from the date such amount was made available by the Administrative Agent to the Borrower to the date such amount is recovered by the Administrative Agent (the "Compensation Period") at a rate per annum equal to the Federal Funds Rate from time to time in effect. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender's Term Loan included in the Advance. If such Lender does not pay such amount forthwith upon the Administrative Agent's demand therefor, the Administrative Agent may make a demand therefor upon the Borrower, and the Borrower shall pay such amount to the Administrative Agent, together with interest thereon for the Compensation Period at a rate per annum equal to the Adjusted LIBOR Rate. Nothing herein shall be deemed to relieve any Lender from its obligation to fulfill its Commitment or to prejudice any rights which the Administrative Agent or the Borrower may have against any Lender as a result of any default by such Lender hereunder.

         A notice of the Administrative Agent to any Lender or the Borrower with respect to any amount owing under this subsection (c) shall be conclusive, absent manifest error.

         (d) If any Lender makes available to the Administrative Agent funds for any Loan to be made by such Lender as provided in the foregoing provisions of this Article II, and such funds are not made available to the Borrower by the Administrative Agent because the conditions precedent set forth in Article V are not satisfied or waived in accordance with the terms hereof, the Administrative Agent shall return such funds (in like funds as received from such Lender) to such Lender, without interest.

         (e) The obligations of the Lenders hereunder to make their respective Term Loans are several and not joint. The failure of any Lender to make any Term Loan on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Term Loan.

         (f) Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Term Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Term Loan in any particular place or manner.

         2.07 Sharing of Payments.

         If, other than as expressly provided elsewhere herein, any Lender shall obtain on account of the Term Loan made by it any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) in excess of its ratable share (or other share contemplated hereunder) thereof, such Lender shall immediately (a) notify the Administrative Agent of such fact, and (b) purchase from the other Lenders such participations in the

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Term Loans made by them as shall be necessary to cause such purchasing Lender to share the excess payment in respect of such Term Loans or such participations, as the case may be, pro rata with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from the purchasing Lender under any of the circumstances described in Section 11.06 (including pursuant to any settlement entered into by the purchasing Lender in its discretion), such purchase shall to that extent be rescinded and each other Lender shall repay to the purchasing Lender the purchase price paid therefor, together with an amount equal to such paying Lender's ratable share (according to the proportion of (i) the amount of such paying Lender's required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered, without further interest thereon. The Borrower agrees that any Lender so purchasing a participation from another Lender may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off, but subject to Section 11.09) with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation. The Administrative Agent will keep records (which shall be conclusive and binding in the absence of manifest error) of participations purchased under this Section and will in each case notify the Lenders following any such purchases or repayments. Each Lender that purchases a participation pursuant to this Section shall from and after such purchase have the right to give all notices, requests, demands, directions and other communications under this Agreement with respect to the portion of the Obligations purchased to the same extent as though the purchasing Lender were the original owner of the Obligations purchased.

                                  ARTICLE III
                     TAXES, YIELD PROTECTION AND ILLEGALITY

         3.01 Taxes.

         (a) Any and all payments by any Loan Party or Special Guarantor to or for the account of the Administrative Agent or any Lender under any Loan Document shall be made free and clear of and without deduction for any and all present or future taxes, duties, levies, imposts, deductions, assessments, fees, withholdings or similar charges, and all liabilities with respect thereto, excluding, in the case of the Administrative Agent and each Lender, taxes imposed on or measured by its overall net income, and franchise taxes imposed on it (in lieu of net income taxes), by the jurisdiction (or any political subdivision thereof) under the Laws of which the Administrative Agent or such Lender, as the case may be, is organized or maintains a lending office (all such non-excluded taxes, duties, levies, imposts, deductions, assessments, fees, withholdings or similar charges, and liabilities being hereinafter referred to as "Taxes"). If any Loan Party or Special Guarantor shall be required by any Laws to deduct any Taxes from or in respect of any sum payable under any Loan Document to the Administrative Agent or any Lender, (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section), each of the Administrative Agent and such Lender receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Loan Party or Special Guarantor shall make such deductions, (iii) such Loan Party or Special Guarantor shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable Laws, and (iv) within 30 days after the date of such payment, such Loan Party or Special Guarantor shall furnish to the Administrative Agent (which shall forward the same to such Lender) the original or a certified copy of a receipt evidencing payment thereof.

         (b) In addition, the Borrower agrees to pay any and all present or future stamp, court or documentary taxes and any other excise or property taxes or charges or similar levies which arise from any payment made under any Loan Document or from the execution, delivery, performance, enforcement or registration of, or otherwise with respect to, any Loan Document (hereinafter referred to as "Other Taxes").

         (c) If the Borrower shall be required to deduct or pay any Taxes or Other Taxes from or in respect of any sum payable under any Loan Document to the Administrative Agent or any Lender, the Borrower shall also pay to the Administrative Agent or to such Lender, as the case may be, at the time interest is paid, such additional amount that the Administrative Agent or such Lender specifies is necessary to preserve the after-tax yield (after factoring in all taxes, including taxes imposed on or measured by net income) that the Administrative Agent or such Lender would have received if such Taxes or Other Taxes had not been imposed.

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

         (d) The Borrower agrees to indemnify the Administrative Agent and each Lender for (i) the full amount of Taxes and Other Taxes (including any Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this Section) paid by the Administrative Agent and such Lender, (ii) amounts payable under Section 3.01(c) and (iii) any liability (including additions to tax, penalties, interest and expenses) arising therefrom or with respect thereto, in each case whether or not such Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. Payment under this subsection (d) shall be made within 30 days after the date the Lender or the Administrative Agent makes a demand therefor.

         3.02 Increased Cost and Reduced Return; Capital Adequacy; Reserves on Loans.

         (a) If any Lender determines that as a result of the introduction of or any change in or in the interpretation of any Law, or such Lender's ompliance therewith, there shall be any increase in the cost to such Lender of agreeing to make or making, funding or maintaining the Term Loans or a reduction in the amount received or receivable by such Lender in connection with any of the foregoing (excluding for purposes of this subsection (a) any such increased costs or reduction in amount resulting from (i) Taxes or Other Taxes (as to which Section 3.01 shall govern), (ii) changes in the basis of taxation of overall net income or overall gross income by the United States or any foreign jurisdiction or any political subdivision of either thereof under the Laws of which such Lender is organized or has its Lending Office, and (iii) reserve requirements contemplated by Section 3.02(c)), then from time to time upon demand of such Lender (with a copy of such demand to the Administrative Agent), the Borrower shall pay to such Lender such additional amounts as will compensate such Lender for such increased cost or reduction.

         (b) If any Lender determines that the introduction of any Law regarding capital adequacy or any change therein or in the interpretation thereof, or compliance by such Lender (or its Lending Office) therewith, has the effect of reducing the rate of return on the capital of such Lender or any corporation controlling such Lender as a consequence of such Lender's obligations hereunder (taking into consideration its policies with respect to capital adequacy and such Lender's desired return on capital), then from time to time upon demand of such Lender (with a copy of such demand to the Administrative Agent), the Borrower shall pay to such Lender such additional amounts as will compensate such Lender for such reduction.

         (c) The Borrower shall pay to each Lender, as long as such Lender shall be required to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency funds or deposits (currently known as "Eurocurrency liabilities"), additional interest on the unpaid principal amount of each Term Loan equal to the actual costs of such reserves allocated to such Term Loan by such Lender (as determined by such Lender in good faith, which determination shall be conclusive), which shall be due and payable on each date on which interest is payable on such Term Loan.

         3.03 Funding Losses.

         Upon demand of any Lender (with a copy to the Administrative Agent) from time to time, the Borrower shall promptly compensate such Lender for and hold such Lender harmless from any loss, cost or expense incurred by it as a result of:

              (a) any payment or prepayment of any Term Loan on a day other than on the Maturity Date (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise); or

              (b) any failure by the Borrower (for a reason other than the failure of such Lender to make a Term Loan) to prepay or borrow any Term Loan on the date or in the amount notified by the Borrower;

including any loss of anticipated profits and any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain such Term Loan or from fees payable to terminate the deposits from which such funds were obtained. The Borrower shall also pay any customary administrative fees charged by such Lender in connection with the foregoing.

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

         3.04 Matters Applicable to all Requests for Compensation.

         A certificate of the Administrative Agent or any Lender claiming compensation under this Article III and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive in the absence of manifest error. In determining such amount, the Administrative Agent or such Lender may use any reasonable averaging and attribution methods.

         3.05 Survival.

         All of the Borrower's obligations under this Article III shall survive termination of the Aggregate Commitments and repayment of all other Obligations hereunder.

                                   ARTICLE IV
                                    GUARANTY

         4.01 The Guaranty.

         Each of the Guarantors hereby jointly and severally guarantees to each Lender, each Affiliate of a Lender that enters into a Swap Contract with the Borrower, and the Administrative Agent, as primary obligor and not as surety, the prompt payment of the Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration, as a mandatory cash collateralization or otherwise) strictly in accordance with the terms thereof. The Guarantors hereby further agree that if any of the Obligations are not paid in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration, as a mandatory cash collateralization or otherwise), the Guarantors will, jointly and severally, promptly pay the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Obligations, the same will be promptly paid in full when due (whether at extended maturity, as a mandatory prepayment, by acceleration, as a mandatory cash collateralization or otherwise) in accordance with the terms of such extension or renewal.

         Notwithstanding any provision to the contrary contained herein or in any other of the Loan Documents or Swap Contracts: (a) the obligations of each Guarantor under this Agreement and the other Loan Documents shall be limited to an aggregate amount equal to the largest amount that would not render such obligations subject to avoidance under the Debtor Relief Laws or any comparable provisions of any applicable state law; and (b) the obligations and liabilities of each Special Guarantor under this Agreement and the other Loan Documents shall be limited to each such Special Guarantor's right, title and interest in the Mortgaged Properties, the Approved Leases and all proceeds and products thereof and any other property constituting a portion of the corpus under the owner trust created pursuant to the terms of the Trust Documents.

         4.02 Obligations Unconditional.

         The obligations of the Guarantors under Section 4.01 are joint and several, absolute and unconditional, irrespective of the value, genuineness, validity, regularity or enforceability of any of the Loan Documents or Swap Contracts, or any other agreement or instrument referred to therein, or any substitution, release, impairment or exchange of any other guarantee of or security for any of the Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this Section 4.02 that the obligations of the Guarantors hereunder shall be absolute and unconditional under any and all circumstances. Each Guarantor agrees that such Guarantor shall have no right of subrogation, indemnity, reimbursement or contribution against the Borrower or any other Guarantor for amounts paid under this Article IV until such time as the Obligations have been Fully Satisfied. Without limiting the generality of the foregoing, it is agreed that, to the fullest extent permitted by law, the occurrence of any one or more of the following shall not alter or impair the liability of any Guarantor hereunder which shall remain absolute and unconditional as described above:

              (a) at any time or from time to time, without notice to any Guarantor, the time for any performance of or compliance with any of the Obligations shall be extended, or such performance or compliance shall be waived;

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

                  (b) any of the acts mentioned in any of the provisions of any of the Loan Documents, any Swap Contract between Borrower and any Lender, or any Affiliate of a Lender, or any other agreement or instrument referred to in the Loan Documents or such Swap Contracts shall be done or omitted;

                  (c) the maturity of any of the Obligations shall be accelerated, or any of the Obligations shall be modified, supplemented or amended in any respect, or any right under any of the Loan Documents, any Swap Contract between Borrower and any Lender, or any Affiliate of a Lender, or any other agreement or instrument referred to in the Loan Documents or such Swap Contracts shall be waived or any other guarantee of any of the Obligations or any security therefor shall be released, impaired or exchanged in whole or in part or otherwise dealt with;

                  (d) any Lien granted to, or in favor of, the Administrative Agent or any Lender or Lenders as security for any of the Obligations shall fail to attach or be perfected; or

                  (e) any of the Obligations shall be determined to be void or voidable (including, without limitation, for the benefit of any creditor of any Guarantor) or shall be subordinated to the claims of any Person (including, without limitation, any creditor of any Guarantor).

         With respect to its obligations hereunder, each Guarantor hereby expressly waives diligence, presentment, demand of payment, protest and all notices whatsoever, and any requirement that the Administrative Agent or any Lender exhaust any right, power or remedy or proceed against any Person under any of the Loan Documents, any Swap Contract between Borrower and any Lender, or any Affiliate of a Lender, or any other agreement or instrument referred to in the Loan Documents or such Swap Contracts, or against any other Person under any other guarantee of, or security for, any of the Obligations.

         4.03     Reinstatement.

         The obligations of the Guarantors under this Article IV shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of any Person in respect of the Obligations is rescinded or must be otherwise restored by any holder of any of the Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and each Guarantor agrees that it will indemnify the Administrative Agent and each Lender on demand for all reasonable costs and expenses (including, without limitation, fees and expenses of counsel) incurred by the Administrative Agent or such Lender in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law.

         4.04     Certain Additional Waivers.

         Each Guarantor further agrees that such Guarantor shall have no right of recourse to security for the Obligations, except through the exercise of rights of subrogation pursuant to Section 4.02 and through the exercise of rights of contribution pursuant to Section 4.06.

         4.05     Remedies.

         The Guarantors agree that, to the fullest extent permitted by law, as between the Guarantors, on the one hand, and the Administrative Agent and the Lenders, on the other hand, the Obligations may be declared to be forthwith due and payable as provided in Section 9.02 (and shall be deemed to have become automatically due and payable in the circumstances provided in said Section 9.02) for purposes of Section 4.01 notwithstanding any stay, injunction or other prohibition preventing such declaration (or preventing the Obligations from becoming automatically due and payable) as against any other Person and that, in the event of such declaration (or the Obligations being deemed to have become automatically due and payable), the Obligations (whether or not due and payable by any other Person) shall forthwith become due and payable by the Guarantors for purposes of Section 4.01. The Guarantors acknowledge and agree that their obligations hereunder are secured in accordance with the terms of the Collateral Documents and that the Lenders may exercise their remedies thereunder in accordance with the terms thereof.

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

        4.06 Rights of Contribution.

        The Guarantors hereby agree as among themselves that, if any Guarantor shall make an Excess Payment (as defined below), such Guarantor shall have a right of contribution from each other Guarantor in an amount equal to such other Guarantor's Contribution Share (as defined below) of such Excess Payment. The payment obligations of any Guarantor under this Section 4.06 shall be subordinate and subject in right of payment to the Obligations until such time as the Obligations have been Fully Satisfied, and none of the Guarantors shall exercise any right or remedy under this Section 4.06 against any other Guarantor until such Obligations have been Fully Satisfied. For purposes of this Section 4.06, (a) "Excess Payment" shall mean the amount paid by any Guarantor in excess of its Ratable Share of any Guaranteed Obligations; (b) "Ratable Share" shall mean, for any Guarantor in respect of any payment of Obligations, the ratio (expressed as a percentage) as of the date of such payment of Guaranteed Obligations of (i) the amount by which the aggregate present fair salable value of all of its assets and properties exceeds the amount of all debts and liabilities of such Guarantor (including contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the obligations of such Guarantor hereunder) to (ii) the amount by which the aggregate present fair salable value of all assets and other properties of all of the Loan Parties and Special Guarantors (to the extent at risk under the terms of this Agreement) exceeds the amount of all of the debts and liabilities (including contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the obligations of the Loan Parties and Special Guarantors hereunder) of the Loan Parties and Special Guarantors; provided, however, that, for purposes of calculating the Ratable Shares of the Guarantors in respect of any payment of Obligations, any Guarantor that became a Guarantor subsequent to the date of any such payment shall be deemed to have been a Guarantor on the date of such payment and the financial information for such Guarantor as of the date such Guarantor became a Guarantor shall be utilized for such Guarantor in connection with such payment; (c) "Contribution Share" shall mean, for any Guarantor in respect of any Excess Payment made by any other Guarantor, the ratio (expressed as a percentage) as of the date of such Excess Payment of (i) the amount by which the aggregate present fair salable value of all of its assets and properties exceeds the amount of all debts and liabilities of such Guarantor (including contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the obligations of such Guarantor hereunder) to (ii) the amount by which the aggregate present fair salable value of all assets and other properties of the Loan Parties and Special Guarantors (to the extent at risk under this Agreement) other than the maker of such Excess Payment exceeds the amount of all of the debts and liabilities (including contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the obligations of the Loan Parties) of the Loan Parties and Special Guarantors other than the maker of such Excess Payment; provided, however, that, for purposes of calculating the Contribution Shares of the Guarantors in respect of any Excess Payment, any Guarantor that became a Guarantor subsequent to the date of any such Excess Payment shall be deemed to have been a Guarantor on the date of such Excess Payment and the financial information for such Guarantor as of the date such Guarantor became a Guarantor shall be utilized for such Guarantor in connection with such Excess Payment; and
(d) "Guaranteed Obligations" shall mean the Obligations guaranteed by the Guarantors pursuant to this Article IV. This Section 4.06 shall not be deemed to affect any right of subrogation, indemnity, reimbursement or contribution that any Guarantor may have under Law against the Borrower in respect of any payment of Guaranteed Obligations.

        4.07 Guarantee of Payment; Continuing Guarantee.

        The guarantee in this Article IV is a guaranty of payment and not of collection, is a continuing guarantee, and shall apply to all Obligations whenever arising.

                                   ARTICLE V
                  CONDITIONS PRECEDENT TO CLOSING AND ADVANCE

        5.01 Conditions Precedent.

        The obligation of the Administrative Agent and Lenders to enter into this Agreement and to make the Advance under the Term Loans shall be subject to satisfaction of the following conditions (in form and substance reasonably acceptable to the Administrative Agent) as of the Closing Date (with respect to the Administrative Agent's and Lenders' entering into this Agreement) and as of the Advance Date (with respect to the Advance):

             (a) Loan Documents, Organization Documents, Etc. The Administrative Agent's receipt of the following, each of which shall be originals or facsimiles (followed promptly by originals) unless

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

         otherwise specified, each properly executed by a Responsible Officer of the signing Loan Party, each dated the Closing Date (or, in the case of certificates of governmental officials, a recent date before the Closing Date) and each in form and substance satisfactory to the Administrative Agent and its legal counsel:

                           (i)   executed counterparts of this Agreement;

                           (ii) Term Notes executed by the Borrower in favor of each Lender and executed counterparts of each of the other Loan Documents;

                           (iii) copies of the Organization Documents of each
                  Loan Party certified to be true and complete as of a recent date by the appropriate Governmental Authority of the state or other jurisdiction of its incorporation or organization, where applicable, and certified by a secretary or assistant secretary of such Loan Party to be true and correct as of the Closing Date;

                           (iv) such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Loan Documents to which such Loan Party is a party; and

                           (v) such documents and certifications as the Administrative Agent may reasonably require to evidence that each of the Loan Parties is duly organized or formed, and is validly existing, in good standing and qualified to engage in business in (A) the jurisdiction of its incorporation or organization and (B) each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect.

                  (b) Opinions of Counsel. The Administrative Agent shall have received, in each case dated as of the Closing Date and in form and substance reasonably satisfactory to the Administrative Agent:

                           (i) a legal opinion of Morgan, Lewis & Bockius, general counsel for the Loan Parties;

                           (ii) a legal opinion of special local counsel for each Loan Party not organized in the State of Delaware; and

                           (iii) a legal opinion of special local counsel for
                  the Loan Parties for each state in which any Mortgaged Property is located.

                  (c) Personal Property Collateral. The Administrative Agent shall have received:

                           (i) UCC financing statements for each appropriate jurisdiction as is necessary, in the Administrative Agent's sole discretion, to perfect the Administrative Agent's security interest in the Collateral;

                           (ii) all certificates evidencing any certificated Capital Stock pledged to the Administrative Agent pursuant to the Security Agreement, together with duly executed in blank, undated stock powers attached thereto;

                           (iii) duly executed notices of grant of security
                  interest in the form required by the Security Agreement as are necessary, in the Administrative Agent's sole discretion, to perfect the Administrative Agent's security interest in the Collateral;

                           (iv) all instruments and chattel paper in the possession of any of the Loan Parties, together with allonges or assignments as may be necessary or appropriate to perfect the Administrative Agent's security interest in the Collateral;

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

                           (v) duly executed consents as are necessary, in the Administrative Agent's sole discretion, to perfect the Administrative Agent's security interest in the Collateral;

                           (vi) duly executed notices of grant of security interest in the form required by the Security Agreement as are necessary, in the Administrative Agent's sole discretion, to perfect the Administrative Agent's security interest in the Collateral; and

                           (vii) in the case of any personal property Collateral
                  located at a premises leased by a Loan Party, such estoppel letters, consents and waivers from the landlords on such real property as may be required by the Administrative Agent.

                  (d) Real Property Collateral and Related Matters. The Administrative Agent shall have received each of the following:

                           (i)   with respect to each of the Mortgaged
                  Properties, fully executed and notarized (A) Mortgage Instruments, and (B) Assignments of Leases, in each case in recordable form and encumbering the Remainder Interest of the Borrower in such Mortgaged Properties and all interests of the Special Guarantors with respect thereto (which interests, together with the Borrower's Remainder Interests, shall constitute one hundred percent of the ownership interests of each such Mortgaged Property, subject only to those matters set forth on the applicable Mortgage Commitments);

                           (ii) maps or plats of an as-built survey of the sites of the real property covered by the Mortgage Instruments certified to the Administrative Agent and the title insurance company issuing the commitments referred to in Section 5.01(d)(iii) in a manner reasonably satisfactory to each of the Administrative Agent and the applicable title insurance company, dated a date reasonably satisfactory to each of the Administrative Agent and the applicable title insurance company by an independent professional licensed land surveyor, which maps or plats and the surveys on which they are based shall be sufficient to delete any standard printed survey exception contained in the applicable title commitment and be made in accordance with the Minimum Standard Detail Requirements for Land Title Surveys jointly established and adopted by the American Land Title Association and the American Congress on Surveying and Mapping in 1997 with all items from Table A thereof completed, except for Nos. 5 and 12;

                           (iii) commitments, in form and substance acceptable
                  to the Administrative Agent, for ALTA mortgagee title insurance policies to be issued by Chicago Title Insurance Company (the "Mortgage Commitments") with respect to each Mortgaged Property, assuring the Administrative Agent that each of the Mortgage Instruments (taken as a whole) creates a valid and enforceable first priority mortgage lien on the applicable Mortgaged Property, free and clear of all defects and encumbrances except Permitted Liens, which Mortgage Commitments shall otherwise be in form and substance reasonably satisfactory to the Administrative Agent and shall include such endorsements as are reasonably requested by the Administrative Agent;

                           (iv) evidence as to (A) whether any Mortgaged Property is in an area designated by the Federal Emergency Management Agency as having special flood or mud slide hazards (a "Flood Hazard Property") and (B) if any Mortgaged Property is a Flood Hazard Property, (1) whether the community in which such Mortgaged Property is located is participating in the National Flood Insurance Program, (2) the Borrower's written acknowledgment of receipt of written notification from the Administrative Agent (a) as to the fact that such Mortgaged Property is a Flood Hazard Property and (b) as to whether the community in which each such Flood Hazard Property is located is participating in the National Flood Insurance Program and
                  (3) copies of insurance policies or certificates of insurance of the Borrower or the applicable tenant evidencing flood insurance satisfactory to the Administrative Agent and naming the Administrative Agent as sole loss payee on behalf of the Lenders under a standard mortgagee endorsement;

                           (v) evidence reasonably satisfactory to the Administrative Agent that each of the Mortgaged Properties, and the uses of the Mortgaged Properties, are in compliance in all material respects with all applicable zoning laws (the evidence submitted as to which should include the zoning designation made for each of the Mortgaged Properties, the permitted uses of each such Mortgaged Properties under such zoning designation and, if available, zoning requirements as to parking, lot size, ingress, egress and building setbacks);

                           (vi) copies of the most recent environmental reports or assessments in the possession of any Loan Party with respect to the environmental condition of each of the Mortgaged Properties and any other earlier or supplemental reports or assessments in the possession of any Loan Party requested by the Administrative Agent in connection therewith;

                           (vii) evidence that Borrower has obtained one hundred percent (100.0%) of the Remainder Interests applicable to each of the Mortgaged Properties (or will, immediately upon the funding of the Advance, obtain such interests) and that the Special Guarantors own legal title to each such Mortgaged Property for the sole benefit of the Borrower pursuant to the terms of the Trust Documents;

                           (viii) copies of each Approved Lease and all
                  amendments, modifications, supplements or other documents related thereto;

                           (ix) such consents and agreements, estoppel(s) and/or subordination, non-disturbance and attornment agreement(s) from each tenant under each Approved Lease and from the lessor(s) under each Approved Lease, in each case in form and substance acceptable to the Administrative Agent, as may be required by the Administrative Agent and the Lenders (in their sole discretion) as conditions precedent to the effectiveness of this Agreement or the making of the Advance; and

                           (x) to the extent required by FIRREA, an appraisal of each Mortgaged Property satisfying the requirements of FIRREA.

                  (e) Financial Information. Receipt by the Administrative Agent of such financial information regarding any Loan Party as may be requested by, and in each case in form and substance satisfactory to, the Administrative Agent.

                  (f) Evidence of Insurance. Receipt by the Administrative Agent of copies of insurance policies or certificates of insurance of the Borrower evidencing liability and casualty insurance meeting the requirements set forth in the Loan Documents and the Approved Leases.

                  (g) Government Consent. Receipt by the Administrative Agent of evidence that all governmental, shareholder and material third party consents and approvals necessary or desirable in connection with the consummation of the transactions described herein and expiration of all applicable waiting periods without any action being taken by any authority that could restrain, prevent or impose any material adverse conditions on the transactions described herein or that could seek or threaten any of the foregoing, and no law or regulation shall be applicable which in the judgment of the Administrative Agent could have such effect.

                  (h) Officer's Certificates. The Administrative Agent shall have received a certificate or certificates executed by a Responsible Officer of the Borrower as of the Closing Date/Advance Date (as applicable), in form and substance satisfactory to the Administrative Agent, stating that (A) the conditions specified in
         Section 5.01 have been satisfied, (B) each of the Loan Parties is in compliance with all existing material financial obligations, (C) all governmental, shareholder and third party consents and approvals, if any, with respect to the Loan Documents and the transactions contemplated thereby have been obtained (and attaching copies thereof),
         (D) no action, suit, investigation or proceeding is pending or threatened in any court or before any arbitrator or governmental instrumentality that purports to affect any Loan Party or any transaction contemplated by the Loan Documents, if such action, suit, investigation or proceeding could have a Material Adverse Effect, and
         (E) immediately after giving effect to the Transaction, (1) no Default or Event of

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

         Default exists, (2) all representations and warranties contained herein and in the other Loan Documents are true and correct in all material respects and (3) the LP Guarantor will be in compliance with the financial covenants set forth in Section 7.17 both immediately prior to and immediately following the making of the Advance.

                  (i) Solvency. The Administrative Agent shall have received a certificate executed by a Responsible Officer of the Borrower as of the Closing Date, in form and substance satisfactory to the Administrative Agent, regarding the Solvency of each of the Loan Parties.

                  (j) FR Form U-1. Receipt by the Administrative Agent of a statement, in conformity with the requirements of FR Form U-1 referred to in Regulation U, that the use of proceeds of the Term Loans will not violate Regulate U or X of the FRB.

                  (k) Engagement Letter. On or before the Closing Date, the Borrower shall have delivered to the Administrative Agent a fully executed version of the Engagement Letter and shall have paid to the Administrative Agent all fees required to be paid as of such date.

                  (l) Fees and Expenses. The Borrower shall have paid all Attorney Costs of the Administrative Agent to the extent invoiced prior to or on the Closing Date/Advance Date (as applicable), plus such additional amounts of Attorney Costs as shall constitute its reasonable estimate of Attorney Costs incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrower and the Administrative Agent). In addition, the Loan Parties shall have paid to the Administrative Agent all other fees and expenses relating to the preparation, execution and delivery of this Agreement and the other Loan Documents which are due and payable on the Closing Date/Advance Date (as applicable), including, without limitation, payment to the Administrative Agent of consultants' fees, travel expenses, all fees and expenses associated with prior transactions entered into or contemplated by and between Borrower and the Administrative Agent and all other fees and expenses due and then-owing from the Loan Parties to the Bank pursuant to the terms hereof.

                  (m) SPE Status. Evidence, satisfactory to the Administrative Agent, that each of the Borrower and the Parent Guarantor qualifies as a SPE and that the execution and performance by the Loan Parties under the Loan Documents shall not affect such status.

                  (n) Other Information. Receipt by the Lenders of such other documents, instruments, agreements or information as reasonably requested by any Lender, including, but not limited to, information regarding litigation, tax, accounting, labor, insurance, pension liabilities (actual or contingent), real estate leases, material contracts, debt agreements, property ownership and contingent liabilities of the Loan Parties.

                  (o) Representations and Warranties. The representations and warranties of the Borrower and each other Loan Party and Special Guarantor contained in Article VI or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, shall be true and correct on and as of the applicable date (except for those which expressly relate to an earlier date).

                  (p) Defaults; Events of Default. No Default or Event of Default shall exist and be continuing either prior to or after giving effect to the closing with respect to this Agreement or the Advance, as applicable.

                  (q) Bankruptcy Events. There shall not have occurred a Bankruptcy Event with respect to any Loan Party or any Special Guarantor.

                  (r) Material Adverse Effect. No event, circumstance, or condition shall exist or shall have occurred and be continuing which has or could reasonably be expected to have a Material Adverse Effect.

                  (s) Direct Payment to Account. Borrower, as holder of the beneficiary interests under the Trust Documents, shall have delivered an Irrevocable Direction to each lessor under the Approved Leases. Each of the lessors under each Approved Lease shall have directed each of the tenants under the applicable Approved Lease to deposit all payments under or with respect to such Approved Lease in accordance with instructions provided by the Administrative Agent. Each tenant under the Approved Lease shall have executed an acknowledgement and consent (in form and substance acceptable to the Administrative Agent) agreeing, among other things, to make payments under the applicable Approved Lease(s) only into an account specified by the Administrative Agent.

                  (t) Request for Advance. With respect to the Advance Date, the Administrative Agent shall have received a Loan Notice in accordance with the requirements hereof and directing payment of the funds borrowed under the Advance to the applicable sellers under the Purchase Agreements and as may be otherwise required to effectuate the repayment of the Indebtedness and obligations and the cancellation and release of the security interests and other Liens referenced in Sections 5.01(v)(i) and (ii).

                  (u) Satisfaction of Purchase Agreement Conditions Precedent; Assignments of Purchase Agreement Rights. All conditions precedent set forth in the Purchase Agreements shall have been fully satisfied except to the extent (i) communicated in writing to the Administrative Agent and (ii) acceptable to the Administrative Agent in its sole discretion and Administrative Agent shall have received evidence of same and the Administrative Agent shall have received copies of the Purchase Agreement Assignments in form and substance acceptable to the Administrative Agent.

                  (v) Termination of Trust Agreement Indebtedness and Security; Applicable Consents. The Administrative Agent shall have received evidence satisfactory to it in its sole discretion that (i) all Indebtedness and security interests created by or in connection with the Trust Documents or any documents related thereto shall, by payment of the Advance, together with other funds supplied by Borrower or its Affiliates, to the sellers under the Purchase Agreements in accordance with the Loan Notice referenced in clause (t) above, be terminated, released and cancelled (as applicable); which evidence may, at the option of the Administrative Agent, include such consents, acknowledgements and agreements from the grantors, remaindermen, beneficiaries, mortgagees and/or grantees under the Trust Documents as may be required by the Administrative Agent; (ii) all other Indebtedness and other obligations in any way secured by any Lien on the Mortgaged Properties or the Approved Leases (or any payments, funds or proceeds related thereto) shall, on or prior to the Advance Date, be terminated, released and cancelled (as applicable); (iii) the only lessors under the Approved Leases shall, as of the Advance Date, be one or more of the Special Guarantors and (iv) the Borrower will, as of the making of the Advance, own all Remainder Interests with respect to the Mortgaged Properties and own one hundred percent (100.0%) of the beneficial interests under the Trust Documents.

                                   ARTICLE VI
                         REPRESENTATIONS AND WARRANTIES

         The Loan Parties (and, where expressly noted, the Special Guarantors) represent and warrant to the Administrative Agent and the Lenders that:

         6.01     Existence, Qualification and Power; Compliance with Laws.

         Each Loan Party (a) is duly organized or formed, validly existing and in good standing under the Laws of the jurisdiction of its incorporation or organization, (b) has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to (i) own its assets and carry on its business and (ii) execute, deliver and perform its obligations under the Loan Documents to which it is a party and (c) is duly qualified and is licensed and in good standing under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification or license; except in each case referred to in clause (b)(i) or (c), to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect. Each Special Guarantor has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to execute, deliver and perform its obligations under the Loan Documents to which it is a party.

         6.02   Authorization; No Contravention.

         The execution, delivery and performance by each Loan Party and each Special Guarantor of each Loan Document to which such Person is party, have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of any of such Person's Organization Documents (as applicable); (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, (i) any Contractual Obligation to which such Person is a party or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (c) violate any Law (including, without limitation, Regulation U or Regulation X issued by the FRB).

         6.03   Governmental Authorization; Other Consents.

         No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party or any Special Guarantor of this Agreement or any other Loan Document, except for (a) consents, authorizations, notices and filings described in Schedule 6.03, all of which have been obtained or made or have the status described in such Schedule 6.03 and (b) filings to perfect the Liens created by the Collateral Documents.

         6.04   Binding Effect.

         This Agreement has been, and each other Loan Document, when delivered hereunder, will have been, duly executed and delivered by each Loan Party and each Special Guarantor that is party thereto. This Agreement constitutes, and each other Loan Document when so delivered will constitute, a legal, valid and binding obligation of such Loan Party or Special Guarantor (as applicable), enforceable against each Loan Party and each Special Guarantor that is party thereto in accordance with its terms except as enforceability may be limited by applicable Debtor Relief Laws and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

         6.05   Financial Statements; No Material Adverse Effect.

         (a) The Delivered Financial Statements (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; (ii) fairly present the financial condition of the LP Guarantor as of the date thereof and their results of operations for the period covered thereby in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; and (iii) show all material indebtedness and other liabilities, direct or contingent, of the LP Guarantor as of the date thereof, including liabilities for taxes, material commitments and Indebtedness. Schedule 6.05 sets forth all material indebtedness and other liabilities, direct or contingent, of the LP Guarantor as of the date of such financial statements, including liabilities for taxes, material commitments and Indebtedness. Neither the Borrower nor the Parent Guarantor has any indebtedness or other liabilities, direct or contingent, as of the date of this Agreement as of the Agreement Date other than under the Loan Documents.

         (b) During the period from November 30, 2002 to and including the Closing Date, there has been no sale, transfer or other disposition by any Loan Party of any material part of the business or Property of a Loan Party and no purchase or other acquisition by either of them of any business or property (including any Capital Stock of any other Person) material in relation to the consolidated financial condition of either of the Loan Parties, in each case, which is not reflected in the foregoing financial statements or in the notes thereto and has not otherwise been disclosed in writing to the Lenders on or prior to the Closing Date.

         (c) The financial information provided pursuant to Section 7.01 has been prepared in accordance with GAAP except as otherwise noted therein and approved by the Administrative Agent.

         (d) Since September 10, 2002, there has been no event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect.

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

         6.06     Litigation.

         There are no actions, suits, proceedings, claims or disputes pending or, to the knowledge of the Loan Parties after due and diligent investigation, threatened or contemplated, at law, in equity, in arbitration or before any Governmental Authority, by or against any Loan Party or against any of its properties or revenues that (a) purport to affect or pertain to this Agreement or any other Loan Document, or any of the transactions contemplated hereby or
(b) either individually or in the aggregate, if determined adversely, could reasonably be expected to have a Material Adverse Effect.

         6.07     No Default.

         No Loan Party or Special Guarantor is in default under or with respect to any Contractual Obligation that could, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. No Default has occurred and is continuing or would result from the consummation of the transactions contemplated by this Agreement or any other Loan Document. No Special Guarantor has violated any material terms or conditions set forth in any Trust Document.

         6.08     Ownership of Property; Liens.

         The Borrower owns (or shall, as of the making of the Advance, own) all Remainder Interests with respect to the Mortgaged Properties and own one hundred percent (100.0%) of the beneficial interests under the Trust Documents. The Borrower's Remainder Interests in the Mortgaged Properties represent all real property interests of the Borrower. The Borrower has no rights or interests in any real or personal property except its Remainder Interests in the Mortgaged Properties, its beneficial interests under the Trust Documents and property appurtenant to either. All such Property of the Borrower is subject to no Liens, other than Permitted Liens. Each Loan Party has good record and marketable title in fee simple to, or valid leasehold interests in, all real property necessary or used in the ordinary conduct of its business, except for such defects in title as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Special Guarantors hold legal title to the Mortgaged Properties pursuant to the Trust Documents subject to no Liens other than the beneficial interests of the Borrower and as otherwise reflected on the Mortgage Commitments. All lessors under the Approved Leases are Special Guarantors.

         6.09     Environmental Compliance.

         Except as disclosed and described in Schedule 6.09 attached hereto:

                  (a) Each of the Mortgaged Properties and, to the knowledge of the Loan Parties, all operations thereon are in compliance with all applicable Environmental Laws, there is no violation of any Environmental Law with respect to the Mortgaged Properties or the Businesses, and there are no conditions relating to the Mortgaged Properties or the Businesses that could give rise to liability under any applicable Environmental Laws.

                  (b) None of the Mortgaged Properties contains, or has previously contained, any Hazardous Materials at, on or under the Mortgaged Properties in amounts or concentrations that constitute or constituted a violation of, or could give rise to liability under, Environmental Laws.

                  (c) No Loan Party has received any written or verbal notice of, or inquiry from any Governmental Authority regarding, any violation, alleged violation, non-compliance, liability or potential liability regarding environmental matters or compliance with Environmental Laws with regard to any of the Mortgaged Properties or the Businesses, nor does any Responsible Officer of any Loan Party have knowledge or reason to believe that any such notice will be received or is being threatened.

                  (d) Hazardous Materials have not been transported or disposed of from the Mortgaged Properties, or generated, treated, stored or disposed of at, on or under any of the Mortgaged Properties or any other location, in each case by or on behalf of any Loan Party in violation of, or in a manner that could give rise to liability under, any applicable Environmental Law.

                  (e) No judicial proceeding or governmental or administrative action is pending or, to the best knowledge of the Responsible Officers of the Loan Parties, threatened, under any Environmental Law to which any Loan Party is or will be named as a party, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any Environmental Law with respect to the Loan Parties, the Mortgaged Properties or the Businesses.

                  (f) To the knowledge of the Loan Parties, there has been no release, or threat of release, of Hazardous Materials at or from the Mortgaged Properties, or arising from or related to the operations (including, without limitation, disposal) of any Loan Party in connection with the Mortgaged Properties or otherwise in connection with the Businesses, in violation of or in amounts or in a manner that could give rise to liability under Environmental Laws.

         6.10     Insurance.

         The Mortgaged Properties are insured by either the Borrower or the applicable tenant with financially sound and reputable insurance companies not Affiliates of the Borrower or the applicable tenant under the subject Approved Lease, in such amounts, with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where such Mortgaged Properties are located. The present insurance coverage with respect to the Mortgaged Properties is outlined as to carrier, policy number, expiration date, type and amount on
Schedule 6.10.

         6.11     Taxes.

         Each of the Loan Parties and Special Guarantors have filed all Federal, state and other material tax returns and reports required to be filed, and have paid all Federal, state and other material taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable, except those which are being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves have been provided in accordance with GAAP. There is no proposed tax assessment against the Borrower that would, if made, have a Material Adverse Effect.

         6.12     ERISA Compliance.

         (a) Each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other Federal or state Laws. Each Plan that is intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the IRS or an application for such a letter is currently being processed by the IRS with respect thereto and, to the best knowledge of the Loan Parties, nothing has occurred which would prevent, or cause the loss of, such qualification. Each Loan Party and each ERISA Affiliate have made all required contributions to each Plan subject to Section 412 of the Code, and no application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Code has been made with respect to any Plan.

         (b) There are no pending or, to the best knowledge of the Loan Parties, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan that could be reasonably be expected to have a Material Adverse Effect. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan that has resulted or could reasonably be expected to result in a Material Adverse Effect.

         (c) (i) No ERISA Event has occurred or is reasonably expected to occur; (ii) no Pension Plan has any Unfunded Pension Liability; (iii) no Loan Party nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability under Title IV of ERISA with respect to any Pension Plan (other than premiums due and not delinquent under Section 4007 of ERISA); (iv) no Loan Party nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Sections 4201 or 4243 of ERISA with respect to a Multiemployer Plan; and (v) no Loan Party nor any ERISA Affiliate has engaged in a transaction that could be subject to Sections 4069 or 4212(c) of ERISA.

         6.13     Subsidiaries; Capital Stock.

         The corporate capital and ownership structure of the Loan Parties as of the Closing Date is as described in Schedule 6.13. The Borrower has no Subsidiaries, whether direct or indirect and owns no Capital Stock of any other Person. Each of the Parent Guarantor and the Borrower is an SPE. The Parent Guarantor has no Subsidiaries except for the Borrower. The Parent Guarantor owns no Property other than the Capital Stock of the Borrower, owns 100% of the outstanding Capital Stock of the Borrower and holds such Capital Stock subject to no Liens. The LP Guarantor owns 100% of the outstanding Capital Stock of the Parent Guarantor and holds such Capital Stock subject to no Liens. The outstanding Capital Stock of the Parent Guarantor is validly issued, fully paid and non-assessable and is owned directly by the LP Guarantor, free and clear of all Liens (other than those arising under or contemplated in connection with the Credit Documents). The outstanding Capital Stock of the Borrower is validly issued, fully paid and non-assessable and is owned directly by the Parent Guarantor, free and clear of all Liens (other than those arising under or contemplated in connection with the Credit Documents). Neither the Borrower nor the Parent Guarantor has any outstanding securities convertible into or exchangeable for its Capital Stock and has no outstanding rights to subscribe for or to purchase or any options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to its Capital Stock. There is no certificated Capital Stock of either the Borrower or the Parent Guarantor.

         6.14 Margin Regulations; Investment Company Act; Public Utility Holding Company Act.

         (a) The Borrower is not engaged and will not engage, principally or as one of its important activities, in the business of purchasing or carrying margin stock (within the meaning of Regulation U issued by the FRB), or extending credit for the purpose of purchasing or carrying margin stock.

         (b) No Loan Party (i) is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, (ii) is or is required to be registered as an "investment company" under the Investment Company Act of 1940 or (iii) is subject to regulation under any other Law which limits its ability to incur Indebtedness.

         6.15     Disclosure.

         Each Loan Party has disclosed to the Administrative Agent and the Lenders all agreements, instruments and corporate or other restrictions to which it (and, in the case of the LP Guarantor, its Subsidiaries) is subject, and all other matters known to it, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. All written information, reports and other papers and data (excluding financial projections) furnished to the Administrative Agent or any Lender by, on behalf of, or at the direction of, the Loan Parties were, at the time the same were so furnished, complete and correct in all material respects, or, in the case of financial statements, present fairly, in all material respects and in accordance with GAAP consistently applied throughout the periods involved, the financial position of the Persons involved as at the date thereof and the results of operations for such periods. All financial projections prepared by or on behalf of the Loan Parties that have been or may hereafter be made available to the Administrative Agent or any Lender were or will be prepared in good faith based on reasonable assumptions. No fact is known to any Loan Party which has had, or may in the future have a Material Adverse Effect which has not been set forth in the financial statements delivered in connection with Section 7.01) or in such information, reports or other papers or data or otherwise disclosed in writing to the Administrative Agent and the Lenders prior to the Closing Date. Further, neither this Agreement nor any financial statements delivered to the Lenders nor any other document, certificate or statement furnished to the Lenders by or on behalf of any Loan Party in connection with the transactions contemplated hereby contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein or herein not misleading.

         6.16     Compliance with Laws.

         Each Loan Party and each Special Guarantor is in compliance in all material respects with the requirements of all Laws and all orders, writs, injunctions and decrees applicable to it or to its properties, except in such instances in which (a) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted or (b) the failure to comply therewith, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

         6.17     Solvency.

         Each of the Loan Parties are Solvent.

         6.18     Investments; Indebtedness.

         All Investments of the Borrower are Permitted Investments and all Indebtedness of the Borrower is Indebtedness that is permitted pursuant to
Section 8.03 hereof. The Parent Guarantor has no Investments except its ownership interests in the Capital Stock of the Borrower.

         6.19     Business Locations.

         Set forth on Schedule 6.19 is the chief executive office, jurisdiction of incorporation or formation and principal place of business of each Loan Party.

         6.20     Brokers' Fees.

         No Loan Party has any obligation to any Person in respect of any finder's, broker's, investment banking or other similar fee in connection with any of the transactions contemplated under the Loan Documents.

         6.21     Labor Matters.

         There are no collective bargaining agreements or Multiemployer Plans covering the employees of any Loan Party as of the Closing Date.

         6.22     Nature of Business.

         The Borrower is engaged solely in the business of owning the Remainder interests in the Mortgaged Properties and the beneficial interests under the Trust Documents and activities appurtenant thereto. The LP Guarantor is engaged solely in the business of purchasing, owning and selling real estate properties and the Capital Stock of Persons owning or having interests (direct or indirect) in such properties and such other activities as may be reasonably related to the foregoing. The Parent Guarantor's sole business consists of the ownership of the Capital Stock of the Borrower.

         6.23     Representations and Warranties from Other Loan Documents.

         Each of the representations and warranties made by the Loan Parties and the Special Guarantors in any of the other Loan Documents is true and correct in all material respects.

         6.24     Affiliate Transactions.

         Except as set forth on Schedule 6.24 attached hereto or as otherwise approved by the Administrative Agent in writing, no Loan Party is a party to or bound by any agreement or arrangement (whether oral or written) to which any Subsidiary or Affiliate of any Loan Party is a party.

         6.25     Contractual Obligations.

         Set forth on Schedule 6.25 attached hereto is a list of all existing Contractual Obligations of the Borrower.

         6.26     Survival of Representations and Warranties, Etc.

         All statements contained in any certificate, financial statement or other instrument delivered by or on behalf of the Loan Parties or the Special Guarantors to the Administrative Agent or any Lender pursuant to or in connection with this Agreement or any of the other Loan Documents (including, but not limited to, any such statement made in or in connection with any amendment thereto or any statement contained in any certificate, financial statement or other instrument delivered by or on behalf of the Loan Parties or the Special Guarantors prior to the Closing Date and delivered to the Administrative Agent or any Lender in connection with closing the transactions contemplated hereby) shall constitute representations and warranties made by the Borrower under this Agreement. All representations and warranties made under this Agreement and the other Loan Documents shall be deemed to be made at the Agreement Date, the Closing Date and the Advance Date, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate on and as of such earlier date) and except for changes in factual circumstances specifically permitted hereunder. All such representations and warranties shall survive the effectiveness of this Agreement, the execution and delivery of the Loan Documents and the making of the Term Loans.

                                   ARTICLE VII
                              AFFIRMATIVE COVENANTS

         For so long as this Agreement is in effect, unless the Required Lenders (or, if required pursuant to Section 11.01, all of the Lenders) shall otherwise consent in the manner set forth in Section 11.01, each of the Loan Parties, as applicable, and, where expressly noted, the Special Guarantors, shall comply with the following covenants:

         7.01     Financial Statements.

         Each of the Loan Parties shall deliver to the Administrative Agent and each Lender, in form and detail satisfactory to the Administrative Agent, promptly following the request of the Administrative Agent therefor, any financial statements, certificates of public accountants, financial reports or other information related to any of the foregoing, to the business, financial or corporate affairs of any of the Loan Parties, or any of the Loan Parties' compliance with the terms of the Loan Documents, in each case to the extent such statements or information are in existence as of the date of such request and in the possession of any Loan Party.

         7.02     Certificates; Other Information.

         Each Loan Party (as applicable) shall deliver to the Administrative Agent and each Lender, in form and detail satisfactory to the Administrative
Agent:

         (a) promptly after the same are available, copies of each annual report, proxy or financial statement or other report or communication sent to the equityholders of the LP Guarantor, and copies of all annual, regular, periodic and special reports and registration statements which any Loan Party may file or be required to file with the SEC under Section 13 or 15(d) of the Securities Exchange Act of 1934 or to a holder of any Indebtedness owed by any Loan Party in its capacity as such a holder and not otherwise required to be delivered to the Administrative Agent pursuant hereto; and

         (b) upon the request of the Administrative Agent, all reports and written information to and from the United States Environmental Protection Agency, or any state or local agency responsible for environmental matters, the United States Occupational Health and Safety Administration, or any state or local agency responsible for health and safety matters, or any successor agencies or authorities concerning environmental, health or safety matters.

         7.03     Notices and Information.

         Each of the Loan Parties (as applicable) shall:

         (a) Promptly notify the Administrative Agent and each Lender of the occurrence of any Default or any existing circumstances or conditions known to it which could be reasonably expected to cause an Approved Lease to cease to meet the requirements and conditions set forth herein (including, without limitation, Sections 7.16 and 8.13) within the immediately following calendar year.

         (b) Promptly notify the Administrative Agent and each Lender of any matter (including, without limitation, (i) the breach or non-performance of, or any default under, a Contractual Obligation of the Borrower;

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

(ii) any dispute, litigation, investigation, proceeding or suspension between the Borrower and any Governmental Authority; or (iii) the commencement of, or any material development in, any litigation or proceeding affecting the Borrower, including pursuant to any applicable Environmental Laws) that has resulted or could reasonably be expected to result in a Material Adverse Effect.

         (c) Promptly notify the Administrative Agent and each Lender of the occurrence of any ERISA Event.

         (d) Promptly notify the Administrative Agent and each Lender of any change in the chief executive officer, chief operating officer or chief financial officer of any Loan Party or any material change in accounting policies or financial reporting practices by the Borrower.

         Each notice pursuant to this Section 7.03(a) through (d) shall be accompanied by a statement of a Responsible Officer of the Borrower setting forth details of the occurrence referred to therein and stating what action the Borrower has taken and proposes to take with respect thereto. Each notice pursuant to Section 7.03(a) shall describe with particularity any and all provisions of this Agreement and any other Loan Document that have been breached.

         7.04     Payment of Obligations.

         Each of the Loan Parties shall pay and discharge as the same shall become due and payable, all its obligations and liabilities, including (a) all tax liabilities, assessments and governmental charges or levies upon it or its properties or assets, unless the same are being contested in good faith by appropriate proceedings diligently conducted and adequate reserves in accordance with GAAP are being maintained by such Person; (b) all lawful claims which, if unpaid, would by law become a Lien (other than a Permitted Lien) upon its property; and (c) all material Indebtedness, as and when due and payable, but subject to any subordination provisions contained in any instrument or agreement evidencing such Indebtedness.

         7.05     Preservation of Existence, Franchises, SPE Status, Etc

         (a)      Each of the Loan Parties shall:

                  (i) Preserve, renew and maintain in full force and effect its legal existence and good standing under the Laws of the jurisdiction of its organization;

                  (ii) take all reasonable action to maintain all rights, privileges, permits, licenses and franchises necessary or desirable in the normal conduct of its business; and

                  (iii) take all action required to preserve and maintain the Borrower's and the Parent Guarantor's status as SPEs.

         (b) Each Special Guarantor shall take all reasonable action to maintain its legal existence and all rights, privileges, permits, licenses and franchises necessary to continue to fulfill its obligations under the Trust Documents.

         7.06     Maintenance of Properties.

         Each of the Loan Parties shall:

         (a) Maintain, preserve and protect all of its material properties and equipment necessary in the operation of its business in good working order and condition, ordinary wear and tear excepted; and

         (b) make all necessary repairs thereto and renewals and replacements thereof; and

         (c) use the standard of care typical in the industry in the operation and maintenance of its facilities.

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

         7.07     Maintenance of Insurance.

         The Borrower shall maintain (or cause the applicable tenant to maintain) in full force and effect insurance (including worker's compensation insurance, liability insurance and casualty insurance) with respect to each Mortgaged Property in such amounts, covering such risks and liabilities and with such deductibles or self-insurance retentions as are in accordance with normal industry practice.

         7.08     Compliance with Laws.

         Each of the Loan Parties and each of the Special Guarantors shall comply with the requirements of all Laws and all orders, writs, injunctions and decrees applicable to it or to its business or property, except in such instances in which (a) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted; or (b) the failure to comply therewith could not reasonably be expected to have a Material Adverse Effect.

         7.09     Books and Records.

         Each Loan Party shall:

         (a) Maintain proper books of record and account, in which full, true and correct entries in conformity with GAAP consistently applied shall be made of all financial transactions and matters involving the assets and business of such Loan Party; and

         (b) maintain such books of record and account in material conformity with all applicable requirements of any Governmental Authority having regulatory jurisdiction over such Loan Party.

         7.10     Inspection Rights.

         The Borrower shall permit representatives and independent contractors of the Administrative Agent and each Lender to visit and inspect any of its properties, to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss its affairs, finances and accounts with its directors, officers, and independent public accountants, all at the expense of the Borrower and at such reasonable times during normal business hours and as often as may be reasonably desired, upon reasonable advance notice to the Borrower; provided, however, that when an Event of Default exists the Administrative Agent or any Lender (or any of their respective representatives or independent contractors) may do any of the foregoing at the expense of the Borrower at any time during normal business hours and without advance notice.

         7.11     Use of Proceeds; Type of Purchase Agreement Transactions.

         The Borrower shall use the proceeds of the Term Loans solely for the purpose of (a) making payments required under the Purchase Agreements and of repurchasing, repaying and canceling all Indebtedness and other obligations of the grantors and remainderman under each of the notes, bonds or other instruments issued under or in connection with the Trust Agreements and the Trust Documents and causing the termination of all security interests created by or related thereto (including those created pursuant to any mortgages, deeds of trust, deeds to secure debt, assignments of leases or similar security documents); and (b) for the purpose of repurchasing, repaying and canceling all other Indebtedness and other obligations in any way secured by any Lien on the Mortgaged Properties or the Approved Leases (or any payments, funds or proceeds related thereto) shall, on or prior to the Advance Date, be terminated, released and cancelled (as applicable). The transaction under the Purchase Agreement (Current Interests) shall be structured as an "Interest Purchase" (as opposed to an "Asset Purchase" or "Share Purchase").

         7.12     Payments from Approved Leases.

         To the extent any payments made pursuant to any Approved Lease are received by any Loan Party, such Person hereby agrees that it shall immediately notify the Administrative Agent of same and deposit such payments only into an account specified by the Administrative Agent in the form received but with proper endorsement, if necessary. The

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

Administrative Agent shall have the absolute right to offset and apply any amounts held in any account holding payments from the Approved Leases at any time during the continuation of a Default or Event of Default.

         7.13     Pledged Assets.

         Each of the Loan Parties (as applicable) shall, at all times:

         (a) subject the Remainder Interests of the Borrower and all rights and interests held by the Special Guarantors with respect to the Mortgaged Properties to first priority Liens in favor of the Collateral Agent to secure the Obligations pursuant to the terms and conditions of the Collateral Documents, subject to Permitted Liens and deliver such additional documentation as the Administrative Agent may reasonably request in connection with the foregoing, all in form, content and scope reasonably satisfactory to the Administrative Agent;

         (b) cause 100% of the issued and outstanding Capital Stock of the Borrower and the Parent Guarantor to be subject to a first priority, perfected Lien in favor of the Collateral Agent for the benefit of the Secured Parties pursuant to the terms and conditions of the Collateral Documents or such other security documents as the Administrative Agent shall reasonably request; and

         (c) deliver such other documentation as the Administrative Agent may reasonably request in connection with the foregoing, including, without limitation, appropriate UCC-1 financing statements, real estate title insurance policies, surveys, environmental reports, landlord's waivers, certified resolutions and other organizational and authorizing documents of such Person, favorable opinions of counsel to such Person (which shall cover, among other things, the legality, validity, binding effect and enforceability of the documentation referred to above and the perfection of the Administrative Agent's liens thereunder) and other items of the types required to be delivered pursuant to the terms of this Agreement, all in form, content and scope reasonably satisfactory to the Administrative Agent.

         7.14     Further Assurances.

         Each of the Loan Parties and Special Guarantors (as applicable) shall, from time to time, at the expense of the Borrower, promptly execute, deliver, file and/or record all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Administrative Agent or Collateral Agent may reasonably request (including, without limitation, the procurement of landlord consents with respect to the assignment of the Borrower's interests in each of the Mortgaged Properties if the Mortgage Instruments or Assignments of Leases are recorded in accordance with Section 7.15), in order to (a) properly evidence the Borrower's Indebtedness hereunder or under any Loan Document or (b) perfect, continue and protect the assignment and security interest granted or purported to be granted hereby or pursuant to any Loan Document and to enable the Administrative Agent and/or Collateral Agent to exercise and enforce their rights and remedies hereunder and under any other Loan Document with respect to any Collateral. The applicable Loan Part(y/ies) shall promptly deliver to the Collateral Agent a copy of each such instrument and evidence of its proper filing or recording, as necessary.

         7.15     Status of Mortgaged Properties; Recording of Collateral
Documents.

         (a) No Loan Party or Special Guarantor shall, at any time, take, approve of or consent to any action (including, without limitation, any sale or other disposition of any interest of the Borrower or the Special Guarnators) that in any manner interferes with or could interfere with, the interests, rights and remedies of the Secured Parties created by any Mortgage Instruments or any Assignments of Leases executed in connection with this Agreement.

         (b) No Loan Party or Special Guarantor shall, at any time, shall permit any Mortgaged Property to be a Flood Hazard Property (except to the extent the Borrower has provided the Administrative Agent with evidence, satisfactory to the Administrative Agent, that it has obtained, or caused to be obtained, proper flood insurance coverage with respect to such Mortgaged Property).

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

         (c) The applicable parties shall, at all times, shall have delivered to the Administrative Agent fully executed and notarized (i) Mortgage Instruments and (ii) Assignments of Leases, with respect to each Mortgaged Property and such Mortgage Instruments and Assignments of Leases shall, at all times, constitute first priority Liens with respect to the Remainder Interests of the Borrower and all rights and interests held by the Special Guarantors in connection with the Mortgaged Properties.

         (d) The Mortgage Instruments and Assignments of Leases delivered by the Borrower and the Special Guarantors to the Administrative Agent in connection with the Mortgaged Properties shall not be recorded by the Administrative Agent or any Secured Party unless: (i) an Event of Default exists under this Credit Agreement and (ii) the Required Lenders vote to record or cause to be recorded such Mortgage Instruments and Assignments of Leases. Upon the satisfaction of the conditions set forth in clauses (i) and (ii) above, the Administrative Agent shall record, shall direct the Borrower and/or the applicable Special Guarnator(s) to record, or shall otherwise cause to be recorded each of the Mortgage Instruments and Assignments of Leases held pursuant to the terms hereof and may obtain or cause to be obtained any title policies (including, without limitation, title policies issued in connection with the Mortgage Commitments), updates or endorsements it deems necessary.

         (e) The Borrower shall immediately pay to the Administrative Agent, in addition to all other amounts due hereunder, all filing/recording fees and expenses and all fees and expenses associated with the procurement of title policies or endorsements (including, without limitation and with respect to each, any administrative expenses or attorneys' fees) incurred by the Administrative Agent or any Secured Party at any time in connection with any filing and/or recording of any Collateral Document (including, without limitation, the filing/recording of any Mortgage Instruments and/or Assignments of Leases).

The Borrower hereby acknowledges and agrees that in the event the Administrative Agent files and/or records any Mortgage Instruments pursuant to Sections 7.15(c) and (d) above, such fees and expenses may be substantial in nature and that its obligations pursuant to Sections 7.15(d) and (e) shall endure regardless of the amount of such fees and expenses. Notwithstanding anything to the contrary contained herein, the Assignments of Leases executed by the Borrower with respect to the Mortgaged Properties may be included in any applicable Mortgage Instrument with respect to such Mortgaged Properties and need not be located in a separate document.

         7.16     Approved Leases.

         Each of the Loan Parties shall cause each Approved Lease, at all times, to be a lease of a parcel of Mortgaged Property (exclusive of furniture, fixtures and equipment) located in the United States which satisfies all of the following requirements: (a) each tenant under such lease shall be an Eligible Lessee; (b) the Borrower shall own the Remainder Interests in and the current beneficial interests with respect to the underlying Mortgaged Property and the Special Guarantors, collectively, shall hold legal title to the underlying Mortgaged Property under the Trust Documents; (c) neither such Mortgaged Property nor any interest therein of the Borrower or the Special Guarantors, shall be subject to (i) any Lien other than Permitted Liens of the types described in clauses (a) through (c) of the definition thereof or (ii) any Negative Pledge (other than as provided in this Agreement); (d) no required rental payment or other payment due under such lease is more than seven (7) days past due; and (e) the Collateral Agent shall have received an Assignment of Leases with respect to such Approved Lease.

         7.17     Financial Covenants.

         The LP Guarantor shall, at all times:

         (a) maintain a Tangible Net Worth equal to greater than $325,000,000.00; and

         (b)      maintain a TL/TA Ratio that is less than or equal to 0.85.

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

                                  ARTICLE VIII
                          ADDITIONAL NEGATIVE COVENANTS

         For so long as this Agreement is in effect, unless the Required Lenders (or, if required pursuant to Section 11.01, all of the Lenders) shall otherwise consent in the manner set forth in Section 11.01, each of the Loan Parties, as applicable, and, where expressly noted, the Special Guarantors, shall comply with the following covenants:

         8.01     Liens.

         No Loan Party shall create, incur, assume or suffer to exist any Lien upon any of the Borrower's property, assets or revenues, whether now owned or hereafter acquired, other than the following:

                  (a)   Liens pursuant to any Loan Document;

                  (b) Liens (other than Liens imposed under ERISA) for taxes, assessments or governmental charges or levies not yet due or which are being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP;

                  (c) Liens of carriers, warehousemen, mechanics, materialmen and suppliers and other Liens imposed by law or pursuant to customary reservations or retentions of title arising in the ordinary course of business, provided that such Liens (i) secure only amounts not yet due and payable or, if due and payable, are unfiled and no other action has been taken to enforce the same or are being contested in good faith by appropriate proceedings for which adequate reserves determined in accordance with GAAP have been established and (ii) do not secure, in the aggregate, an amount in excess of $1,000,000.00;

                  (d) pledges or deposits in the ordinary course of business in connection with workers' compensation, unemployment insurance and other social security legislation, other than any Lien imposed by ERISA; provided, that such Liens do not secure, in the aggregate, an amount in excess of $1,000,000.00;

                  (e) deposits to secure the performance of bids, trade contracts and leases (other than Indebtedness), statutory obligations, surety bonds (other than bonds related to judgments or litigation), performance bonds and other obligations of a like nature incurred in the ordinary course of business; provided, that such Liens do not secure, in the aggregate, an amount in excess of $1,000,000.00;

                  (f) easements, rights-of-way, restrictions and other similar encumbrances affecting real property which, in the aggregate, are not substantial in amount, and which do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of the Borrower;

                  (g) Liens securing judgments for the payment of money not constituting an Event of Default under Section 9.01(g) or securing appeal or other surety bonds related to such judgments; and

                  (h)   Liens of sellers of goods to the Borrower arising under
         Article 2 of the Uniform Commercial Code or similar provisions of applicable law in the ordinary course of business, covering only the goods sold and securing only the unpaid purchase price for such goods and related expenses; provided, that such Liens do not secure, in the aggregate, an amount in excess of $1,000,000.00.

         8.02     Investments.

         Neither the Borrower nor the Parent Guarantor shall make any Investments, except Investments held by the Borrower or Parent Guarantor in the form of Cash Equivalents.

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

         8.03     Indebtedness.

         Neither the Borrower nor the Parent Guarantor shall create, incur, assume or suffer to exist any Indebtedness, except:

                  (a)   Indebtedness under the Loan Documents;

                  (b) obligations (contingent or otherwise) of the Borrower existing or arising under any Swap Contract, provided that (i) such obligations are (or were) entered into by Borrower in the ordinary course of business for the purpose of directly mitigating risks associated with liabilities, commitments, investments, assets, or property held or reasonably anticipated by Borrower, or changes in the value of securities issued by such Person, and not for purposes of speculation or taking a "market view;" and (ii) such Swap Contract does not contain any provision exonerating the non-defaulting party from its obligation to make payments on outstanding transactions to the defaulting party;

                  (c) Indebtedness of the Borrower in the form of trade payables incurred in the ordinary course of business; provided, that such Indebtedness shall not, in the aggregate, exceed an amount equal to $1,000,000.00; and

                  (d) Guaranty Obligations with respect to Indebtedness permitted pursuant to this Section 8.03.

Notwithstanding the foregoing, neither the Borrower nor the Parent Guarantor shall create, incur or assume any Indebtedness after the Closing Date if immediately prior to the creation, incurring or assumption thereof, or immediately thereafter and after giving effect thereto, a Default or Event of Default is or would be in existence, including without limitation, a Default or Event of Default resulting from a violation of any of the covenants contained in this Section 8.03.

         8.04     Fundamental Changes; Dispositions.

         Neither the Borrower nor the Parent Guarantor shall, in any case, merge, dissolve, liquidate, consolidate with or into another Person, or Dispose of any of its rights or interests with respect to the Mortgaged Properties, Approved Leases or its other Property to or in favor of any Person, except to the extent expressly permitted by the Administrative Agent in writing. LP Guarantor shall not, merge, dissolve, liquidate, consolidate with or into another Person, or Dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person. LP Guarantor shall not make any Disposition unless (a) the consideration paid in connection therewith shall be cash or Cash Equivalents and shall be in an amount not less than the fair market value of the Property disposed of, (b) such transaction does not involve the sale or other disposition of an equity interest in the Parent Guarantor or Borrower. No Special Guarantor shall Dispose of any of its rights or interests with respect to the Mortgaged Properties, Approved Leases or other Property held in trust by it under the Trust Documents.

         8.05     Restricted Payments; Equity Issuances; Debt Issuances.

         Borrower shall not (a) declare or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so; or (b) conduct or declare any Equity Issuance or Debt Issuance.

         8.06     Change in Nature of Business.

         No Loan Party shall engage in any material line of business substantially different from those lines of business conducted by such Person on the date hereof or any business substantially related or incidental thereto.

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         8.07 Transactions with Affiliates and Insiders.

         Neither the Borrower nor the Parent Guarantor shall enter into or permit to exist (except to the extent listed on Schedule 6.24 or otherwise approved by the Administrative Agent) any transaction or series of transactions with any of its officers, directors, or Affiliates.

         8.08 Contractual Obligations; Sale and Leasback Agreements.

         (a) Neither the Borrower nor the Parent Guarantor shall enter into any Sale and Leaseback Transaction or enter into any Contractual Obligations except to the extent approved by the Administrative Agent in writing or, with respect to Contractual Obligations, to the extent such Contractual Obligations are directly related to the operation of the Borrower's or Parent Guarantor's (as applicable) Businesses, are entered into in the ordinary course of the Borrower's or Parent Guarantor's (as applicable) business and are not otherwise prohibited pursuant to the terms of this Agreement or any other Loan Document.

         (b)  Notwithstanding the provisions contained in clause (a) of this
Section 8.08, neither the Borrower nor the Parent Guarantor shall enter into any Contractual Obligation (other than the Loan Documents and the Approved Leases) that encumbers, prohibits or restricts the ability of Borrower or Parent Guarantor (as applicable) to (i) pay dividends or make any other distributions to the LP Guarantor on its Capital Stock or with respect to any other interest or participation in, or measured by, its profits, (ii) pay any Indebtedness or other obligation owed to any Person, (iii) sell, lease or transfer any of its Property to any Person, (iv) pledge its Property pursuant to the Loan Documents or any renewals, refinancings, exchanges, refundings or extension thereof, or
(v) act as the borrower pursuant to the Loan Documents or any renewals, refinancings, exchanges, refundings or extension thereof, except, in each case, in connection with any Permitted Lien or any document or instrument governing any Permitted Lien, provided that any such restriction contained therein relates only to the asset or assets subject to such Permitted Lien. Further, neither the Borrower nor the Parent Guarantor shall enter into any Contractual Obligation that prohibits or otherwise restricts the existence of any Lien upon any of its Property in favor of Collateral Agent for the benefit of the Secured Parties for the purpose of securing the Obligations, whether now owned or hereafter acquired, or requiring the grant of any security for any obligation if such Property is given as security for the Obligations, except, in each case, in connection with any Permitted Lien or any document or instrument governing any Permitted Lien, provided that any such restriction contained therein relates only to the asset or assets subject to such Permitted Lien.

         8.09 Use of Proceeds.

         Borrower shall not use the proceeds of any Term Loan, whether directly or indirectly, and whether immediately, incidentally or ultimately, to purchase or carry margin stock (within the meaning of Regulation U of the FRB) or to extend credit to others for the purpose of purchasing or carrying margin stock or to refund indebtedness originally incurred for such purpose.

         8.10 Subsidiaries; Ownership/Certification of Capital Stock.

         Neither the Borrower nor the Parent Guarantor shall create any Subsidiary or acquire or otherwise obtain any interest in any entity that would qualify as a Subsidiary and shall not otherwise purchase, hold or otherwise have an interest in any Capital Stock of any other Person (except, in the case of the Parent Guarantor, the Borrower). No Loan Party shall permit the Capital Stock of either the Borrower or the Parent Guarantor to be put into certificated form.

         8.11 Prepayment of Other Indebtedness, Etc.

         Neither the Borrower nor the Parent Guarantor shall (a) amend or modify any of the terms of any of its Indebtedness, or (b) make (or give any notice with respect thereto) any voluntary or optional payment or prepayment or redemption or acquisition for value of (including without limitation, by way of depositing money or securities with the trustee with respect thereto before due for the purpose of paying when due), refund, refinance or exchange of any of its Indebtedness (except Indebtedness under the Loan Documents).

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         8.12 Organization Documents; Fiscal Year.

         No Loan Party shall (a) amend, modify or change its Organization Documents in a manner adverse to the Lenders or (b) change its fiscal year.

         8.13 Status of Approved Leases and Mortgaged Properties.

         Borrower shall not (and shall not cause or permit any lessor under any Approved Lease to), without the prior written approval of the Administrative Agent, (a) permit any of the parties to or material terms or conditions of (including the amount of Base Rent payable and the dates of payment thereof) any of the Approved Leases to change during the term of this Agreement; (b) deliver any notices to any Person under any Approved Lease which permits, approves, consents to or otherwise allows or provides for the allowance of the termination of such Approved Lease with respect to any Mortgaged Property or any portion thereof; (c) permit to occur any "Terminating Events" or "Terminations" under any Approved Lease, except as scheduled in such Approved Lease; (d) elect, pursuant to the terms of the applicable Approved Lease, to retain or dispose of any portion of any Mortgaged Property that is no longer subject to an Approved Lease or to accept or reject (or cause or permit any lessor under any Approved Lease to accept or reject) any offer of the applicable lessee to purchase any Mortgaged Property pursuant to the terms of an Approved Lease; (e) request, exercise, exercise any rights or remedies permitting it to require or otherwise demand, accept (except as specifically required pursuant to the applicable Approved Lease) or reject payment of any "Stipulated Loss Value" or other amounts payable in connection with the termination of any Approved Lease; (f) permit any payments made by any lessee under an Approved Lease to be paid in any manner other than as directed by the Administrative Agent or to be made in any manner which prevents such payments from constituting cash collateral subject to a perfected security interest in favor of the Collateral Agent or the Administrative Agent; or (g) otherwise exercise any rights or remedies which under the Approved Leases or any documents related thereto which could result in a decrease in any basic rental payments under any Approved Lease.

         8.14 Operating Lease Obligations.

         Neither the Borrower nor the Parent Guarantor shall enter into, assume or permit to exist any obligations for the payment of rental under Operating Leases.

                                   ARTICLE IX
                         EVENTS OF DEFAULT AND REMEDIES

         9.01 Events of Default.

         Any of the following shall constitute an Event of Default:

              (a) Non-Payment. Any Loan Party or Special Guarantor fails to pay
         (i) when and as required to be paid herein, any amount of principal of any Term Loan, or (ii) within three days after the same becomes due, any interest on any Term Loan, any commitment or other fee due hereunder or any other amount payable hereunder or under any other Loan Document; or

              (b) Specific Covenants. Any Loan Party or Special Guarantor fails to perform or observe any term, covenant or agreement contained in any of Section 7.01, 7.02, 7.03, 7.05, 7.07, 7.11, 7.12, 7.13, 7.14, 7.15,
         7.16, 7.17 or Article VIII; or

              (c) Other Defaults. Any Loan Party or Special Guarantor fails to perform or observe any other covenant or agreement (not specified in subsection (a) or (b) above) contained in any Loan Document on its part to be performed or observed and such failure continues for 10 days; or

              (d) Representations and Warranties. Any representation, warranty, certification or statement of fact made or deemed made by or on behalf of the Borrower, any other Loan Party or any Special

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         Guarantor herein, in any other Loan Document, or in any document delivered in connection herewith or therewith shall be incorrect or misleading in any material respect when made or deemed made; or

                  (e) Cross-Default. (i) Any Loan Party or Special Guarantor (as applicable) (A) fails to perform or observe (beyond the applicable grace period with respect thereto, if any) any Contractual Obligation if such failure could reasonably be expected to have a Material Adverse Effect, (B) fails to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) in respect of any Indebtedness or Guarantee (other than Indebtedness hereunder and Indebtedness under Swap Contracts) having an aggregate principal amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) in excess of $5,000,000.00, or (C) fails to observe or perform any other agreement or condition relating to any such Indebtedness or Guarantee or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event occurs, the effect of which default or other event is to cause, or to permit the holder or holders of such Indebtedness or the beneficiary or beneficiaries of such Guarantee (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to be demanded or to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such Indebtedness to be made, prior to its stated maturity, or such Guarantee to become payable or cash collateral in respect thereof to be demanded; (ii) there occurs under any Swap Contract with the Borrower an Early Termination Date (as defined in such Swap Contract) resulting from (A) any event of default under such Swap Contract as to which the Borrower is the Defaulting Party (as defined in such Swap Contract) or (B) any Termination Event (as so defined) under such Swap Contract as to which the Borrower is an Affected Party (as so defined); or

                  (f) Insolvency Proceedings, Etc. Any Loan Party is subject to a Bankruptcy Event; or

                  (g) Judgments. There is entered (i) against the Borrower or the Parent Guarantor (A) any one or more final judgments or orders for the payment of money in an aggregate amount exceeding the Threshold Amount (to the extent not covered by independent third-party insurance as to which the insurer does not dispute coverage), or (B) any one or more non-monetary final judgments that have, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect and, in either case, (1) enforcement proceedings are commenced by any creditor upon such judgment or order, or (2) there is a period of 10 consecutive days during which a stay of enforcement of such judgment, by reason of a pending appeal or otherwise, is not in effect or (ii) against the LP Guarantor (A) any one or more final judgments or orders for the payment of money in an aggregate amount exceeding the Threshold Amount (to the extent not covered by independent third-party insurance as to which the insurer does not dispute coverage), or (B) any one or more non-monetary final judgments that have, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect and, in either case, (1) enforcement proceedings are commenced by any creditor upon such judgment or order, or (2) there is a period of 10 consecutive days during which a stay of enforcement of such judgment, by reason of a pending appeal or otherwise, is not in effect; or

                  (h) ERISA. (i) An ERISA Event occurs with respect to a Pension Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in liability of the Borrower under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC in an aggregate amount in excess of the Threshold Amount, or (ii) the Borrower or any ERISA Affiliate fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount in excess of the Threshold Amount; or

                  (i) Invalidity of Loan Documents; Guarantees. (i) Any Loan Document, at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or satisfaction in full of all the Obligations, ceases to be in full force and effect; or any Loan Party or any other Person contests in any manner the validity or enforceability of any Loan Document; or any Loan Party denies that it has any or further liability or obligation under any Loan Document, or purports to revoke, terminate or rescind any Loan Document; or (ii) the Guaranty given by any Guarantor hereunder or any provision thereof shall

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

         cease to be in full force and effect, or any Guarantor hereunder or any Person acting by or on behalf of such Guarantor shall deny or disaffirm such Guarantor's obligations under its Guaranty, or any Guarantor shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to its Guaranty; or

              (j) Change of Control. There occurs any Change of Control; or

              (k) Trust Document Default. There occurs any default or event of default under the terms and conditions of the Trust Documents.

         9.02 Remedies Upon Event of Default.

         If any Event of Default occurs and is continuing, the Administrative Agent shall, at the request of, or may, with the consent of, the Required Lenders, take any or all of the following actions:

              (a) declare the commitment of each Lender to make the Term Loans to be terminated, whereupon such commitments and obligation shall be terminated;

              (b) declare the unpaid principal amount of all outstanding Term Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower; and

              (c) exercise on behalf of itself and the Lenders all rights and remedies available to it and the Lenders under the Loan Documents (including, without limitation, the recordation of the Mortgage Instruments and Assignment of Leases pursuant to Section 7.15 hereof) or applicable Law;

provided, however, that upon the occurrence of an actual or deemed entry of an order for relief with respect to the Borrower under the Bankruptcy Code of the United States, the obligation of each Lender to make Term Loans and the unpaid principal amount of all outstanding Term Loans and all interest and other amounts as aforesaid shall automatically become due and payable, in each case without further act of the Administrative Agent or any Lender.

         9.03 Application of Funds.

         After the acceleration of the Obligations as provided for in Section 9.02(b) (or after the Term Loans have automatically become immediately due and payable as set forth in the proviso to Section 9.02), any amounts received on account of the Obligations shall be applied by the Administrative Agent in the following order:

         First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (including Attorney Costs and amounts payable under Article III) payable to the Administrative Agent in its capacity as such;

         Second, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal and interest) payable to the Lenders (including Attorney Costs and amounts payable under Article III), ratably among them in proportion to the amounts described in this clause Second payable to them;

         Third, to payment of that portion of the Obligations constituting accrued and unpaid interest on the Term Loans, ratably among the Lenders in proportion to the respective amounts described in this clause Third payable to them;

         Fourth, to payment of that portion of the Obligations constituting unpaid principal of the Term Loans ratably among the Lenders in proportion to the respective amounts described in this clause Fourth held by them;

         Fifth, to payment of that portion of the Obligations constituting unpaid principal under Swap Contracts between the Borrower and any Lender of Affiliate of any Lender, ratably among the Lenders (or their Affiliates, as applicable) in proportion to the respective amounts described in this clause Fifth held by them; and

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

         Last, the balance, if any, after all of the Obligations have been indefeasibly paid in full, to the Borrower or as otherwise required by Law.

                                    ARTICLE X
                              ADMINISTRATIVE AGENT

         10.01 Appointment and Authorization of Administrative Agent.

         Each Lender hereby irrevocably appoints, designates and authorizes the Administrative Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere herein or in any other Loan Document, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall the Administrative Agent have or be deemed to have any fiduciary relationship with any Lender or participant, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Administrative Agent. Without limiting the generality of the foregoing sentence, the use of the term "agent" herein and in the other Loan Documents with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.

         10.02 Delegation of Duties.

         The Administrative Agent may execute any of its duties under this Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel and other consultants or experts concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects in the absence of gross negligence or willful misconduct.

         10.03 Liability of Administrative Agent.

         No Agent-Related Person shall (a) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct in connection with its duties expressly set forth herein), or (b) be responsible in any manner to any Lender or participant for any recital, statement, representation or warranty made by any Loan Party, Special Guarantor or any officer of any of them, contained herein or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of any Loan Party, Special Guarantor or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Lender or participant to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of any Loan Party or any Affiliate thereof.

         10.04 Reliance by Administrative Agent.

         (a) The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, communication, signature, resolution, representation, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, electronic mail message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to any Loan Party or any Special Guarantor), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent shall be fully justified in failing or refusing to take any action under any Loan Document unless it shall first

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

receive such advice or concurrence of the Required Lenders as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Required Lenders (or such greater number of Lenders as may be expressly required hereby in any instance) and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders.

         (b) For purposes of determining compliance with the conditions specified in Section 5.01, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Closing Date/Advance Date (as applicable) specifying its objection thereto.

         10.05 Notice of Default.

         The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to the Administrative Agent for the account of the Lenders, unless the Administrative Agent shall have received written notice from a Lender or the Borrower referring to this Agreement, describing such Default and stating that such notice is a "notice of default." The Administrative Agent will notify the Lenders of its receipt of any such notice. The Administrative Agent shall take such action with respect to such Default as may be directed by the Required Lenders in accordance with Article IX; provided, however, that unless and until the Administrative Agent has received any such direction, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable or in the best interest of the Lenders.

         10.06 Credit Decision; Disclosure of Information by Administrative
               Agent.

         Each Lender acknowledges that no Agent-Related Person has made any representation or warranty to it, and that no act by the Administrative Agent hereafter taken, including any consent to and acceptance of any assignment or review of the affairs of any Loan Party, any Special Guarantor or any officer of any of them, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Lender as to any matter, including whether Agent-Related Persons have disclosed material information in their possession. Each Lender represents to the Administrative Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Loan Parties, Special Guarantors and their respective Subsidiaries, and all applicable bank or other regulatory Laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Borrower hereunder. Each Lender also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrower, the other Loan Parties and the Special Guarantors. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent herein, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of any of the Loan Parties, Special Guarantors or any of their respective Affiliates which may come into the possession of any Agent-Related Person.

         10.07 Indemnification of Administrative Agent.

         Whether or not the transactions contemplated hereby are consummated, the Lenders shall indemnify upon demand each Agent-Related Person (to the extent not reimbursed by or on behalf of any Loan Party or Special Guarantor and without limiting the obligation of any Loan Party or Special Guarantor to do
so), pro rata, and hold harmless each Agent-Related Person from and against any and all Indemnified Liabilities incurred by it; provided,

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

however, that no Lender shall be liable for the payment to any Agent-Related Person of any portion of such Indemnified Liabilities to the extent determined in a final, nonappealable judgment by a court of competent jurisdiction to have resulted from such Agent-Related Person's own gross negligence or willful misconduct; provided, however, that no action taken in accordance with the directions of the Required Lenders shall be deemed to constitute gross negligence or willful misconduct for purposes of this Section. Without limitation of the foregoing, each Lender shall reimburse the Administrative Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including Attorney Costs) incurred by the Administrative Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that the Administrative Agent is not reimbursed for such expenses by or on behalf of the Borrower. The undertaking in this Section shall survive termination of the Aggregate Commitments, the payment of all other Obligations and the resignation of the Administrative Agent.

         10.08 Administrative Agent in its Individual Capacity.

         Bank of America and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with each of the Loan Parties, Special Guarnators and their respective Affiliates as though Bank of America were not the Administrative Agent hereunder and without notice to or consent of the Lenders. The Lenders acknowledge that, pursuant to such activities, Bank of America or its Affiliates may receive information regarding any Loan Party, any Special Guarantor or any affiliates of any of them (including information that may be subject to confidentiality obligations in favor of such Loan Party, Special Guarantor or such Affiliate) and acknowledge that the Administrative Agent shall be under no obligation to provide such information to them. With respect to its Term Loan, Bank of America shall have the same rights and powers under this Agreement as any other Lender and may exercise such rights and powers as though it were not the Administrative Agent, and the terms "Lender" and "Lenders" include Bank of America in its individual capacity.

         10.09 Successor Administrative Agent.

         The Administrative Agent may resign as Administrative Agent upon 30 days' notice to the Lenders. If the Administrative Agent resigns under this Agreement, the Required Lenders shall appoint from among the Lenders a successor administrative agent for the Lenders, which successor administrative agent shall be consented to by the Borrower at all times other than during the existence of an Event of Default (which consent of the Borrower shall not be unreasonably withheld or delayed). If no successor administrative agent is appointed prior to the effective date of the resignation of the Administrative Agent, the Administrative Agent may appoint, after consulting with the Lenders and the Borrower, a successor administrative agent from among the Lenders. Upon the acceptance of its appointment as successor administrative agent hereunder, the Person acting as such successor administrative agent shall succeed to all the rights, powers and duties of the retiring Administrative Agent and the term "Administrative Agent" shall mean such successor administrative agent, and the retiring Administrative Agent's appointment, powers and duties as Administrative Agent shall be terminated without any other or further act or deed on the part of such retiring Administrative Agent or any other Lender. After any retiring Administrative Agent's resignation hereunder as Administrative Agent, the provisions of this Article X and Sections 11.04 and 11.05 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement. If no successor administrative agent has accepted appointment as Administrative Agent by the date which is 30 days following a retiring Administrative Agent's notice of resignation, the retiring Administrative Agent's resignation shall nevertheless thereupon become effective and the Lenders shall perform all of the duties of the Administrative Agent hereunder until such time, if any, as the Required Lenders appoint a successor agent as provided for above.

         10.10 Administrative Agent May File Proofs of Claim.

         In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to any Loan Party or Special Guarantor, the Administrative Agent (irrespective of whether the principal of any Term Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have

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

made any demand on the Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise

               (a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Term Loans and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders and the Administrative Agent under Sections 2.03(i) and (j), 2.08 and 11.04) allowed in such judicial proceeding; and

               (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 2.08 and 11.04.

         Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or to authorize the Administrative Agent to vote in respect of the claim of any Lender in any such proceeding.

         10.11 Collateral and Guaranty Matters.

         The Lenders irrevocably authorize the Administrative Agent, at its option and in its discretion,

               (a) to release any Lien on any property granted to or held by the Administrative Agent under any Loan Document (i) upon termination of the Aggregate Commitments and payment in full of all Obligations (other than contingent indemnification obligations) or (ii) subject to Section 11.01, if approved, authorized or ratified in writing by the Required Lenders; and

               (b) to subordinate any Lien on any Property granted to or held by the Administrative Agent under any Loan Document to the holder of any Lien on such Property that is permitted by Section 8.01(h).

         Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent's authority to release or subordinate its interest in particular types or items of Property pursuant to this Section 10.11.

         10.12 Other Agents; Arrangers and Managers.

         None of the Lenders or other Persons identified on the facing page or signature pages of this Agreement as a "syndication agent," "documentation agent," "co-agent," "book manager," "lead manager," "arranger," "lead arranger" or "co-arranger" shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than, in the case of such Lenders, those applicable to all Lenders as such. Without limiting the foregoing, none of the Lenders or other Persons so identified shall have or be deemed to have any fiduciary relationship with any Lender. Each Lender acknowledges that it has not relied, and will not rely, on any of the Lenders or other Persons so identified in deciding to enter into this Agreement or in taking or not taking action hereunder.

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                                   ARTICLE XI
                                  MISCELLANEOUS

         11.01 Amendments, Etc.

         No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by the Borrower or any other Loan Party or Special Guarantor therefrom, shall be effective unless in writing signed by the Required Lenders and the Borrower or the applicable Loan Party or Special Guarantor, as the case may be, and acknowledged by the Administrative Agent, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such amendment, waiver or consent shall:

               (a) extend or increase the Commitment of any Lender (or reinstate any Commitment terminated pursuant to Section 9.02) without the written consent of such Lender (it being understood and agreed that a waiver of any condition precedent set forth in Section 5.02 or of any Default or Event of Default or mandatory reduction in the Commitments shall not constitute a change in the terms of any Commitment of any Lender);

               (b) postpone any date fixed by this Agreement or any other Loan Document for any payment (excluding mandatory prepayments) of principal, interest, fees or other amounts due to the Lenders (or any of them) hereunder or under any other Loan Document without the written consent of each Lender directly affected thereby;

               (c) reduce the principal of, or the rate of interest specified herein on, any Term Loan or any fees or other amounts payable hereunder or under any other Loan Document without the written consent of each Lender directly affected thereby; provided, however, that only the consent of the Required Lenders shall be necessary to amend the definition of "Default Rate" or to waive any obligation of the Borrower to pay interest at the Default Rate;

               (d) change Section 2.07 or Section 9.03 in a manner that would alter the pro rata sharing of payments required thereby without the written consent of each Lender;

               (e) change any provision of this Section or the definition of "Required Lenders" or any other provision hereof specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender;

               (f) except as the result of or in connection with a Disposition not prohibited by Section 8.05, release all or substantially all of the Collateral without the written consent of each Lender;

               (g) except as the result of or in connection with a dissolution, merger or disposition of a Loan Party not prohibited by Section 8.06, release the Borrower or substantially all of the other Loan Parties or Special Guarantors from its or their obligations under the Loan Documents without the written consent of each Lender; and, provided further, that no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above, affect the rights or duties of the Administrative Agent under this Agreement or any other Loan Document.

         Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder, except that the Commitment of such Lender may not be increased or extended without the consent of such Lender.

         Notwithstanding the fact that the consent of all the Lenders is required in certain circumstances as set forth above, (x) each Lender is entitled to vote as such Lender sees fit on any bankruptcy reorganization plan that affects the Term Loans, and each Lender acknowledges that the provisions of
Section 1126(c) of the Bankruptcy Code supersedes the unanimous consent provisions set forth herein and (y) the Required Lenders shall determine whether or not to allow a

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Loan Party to use cash collateral in the context of a bankruptcy or insolvency proceeding and such determination shall be binding on all of the Lenders.

       11.02  Notices and Other Communications; Facsimile Copies.

       (a) General. Unless otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including by facsimile transmission). All such written notices shall be mailed, faxed or delivered to the applicable address, facsimile number or (subject to subsection
(c) below) electronic mail address, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows:

              (i) if to the Borrower or the Administrative Agent, to the address, facsimile number, electronic mail address or telephone number specified for such Person on Schedule 11.02 or to such other address, facsimile number, electronic mail address or telephone number as shall be designated by such party in a notice to the other parties; and

              (ii) if to any other Lender, to the address, facsimile number, electronic mail address or telephone number specified in its Administrative Questionnaire or to such other address, facsimile number, electronic mail address or telephone number as shall be designated by such party in a notice to the Borrower and the Administrative Agent.

       All such notices and other communications shall be deemed to be given or made upon the earlier to occur of (i) actual receipt by the relevant party hereto and (ii) (A) if delivered by hand or by courier, when signed for by or on behalf of the relevant party hereto; (B) if delivered by mail, four Business Days after deposit in the mails, postage prepaid; (C) if delivered by facsimile, when sent and receipt has been confirmed by telephone; and (D) if delivered by electronic mail (which form of delivery is subject to the provisions of subsection (c) below), when delivered; provided, however, that notices and other communications to the Administrative Agent pursuant to Article II shall not be effective until actually received by such Person. In no event shall a voicemail message be effective as a notice, communication or confirmation hereunder.

       (b) Effectiveness of Facsimile Documents and Signatures. Loan Documents may be transmitted and/or signed by facsimile. The effectiveness of any such documents and signatures shall, subject to applicable Law, have the same force and effect as manually-signed originals and shall be binding on all Loan Parties, all Special Guarantors, the Administrative Agent and the Lenders. The Administrative Agent may also require that any such documents and signatures be confirmed by a manually-signed original thereof; provided, however, that the failure to request or deliver the same shall not limit the effectiveness of any facsimile document or signature.

       (c) Limited Use of Electronic Mail. Electronic mail and Internet and intranet websites may be used only to distribute routine communications, such as financial statements and other information as provided in Section 7.02, and to distribute Loan Documents for execution by the parties thereto, and may not be used for any other purpose.

       (d) Reliance by Administrative Agent and Lenders. The Administrative Agent and the Lenders shall be entitled to rely and act upon any notices (including telephonic Loan Notices) purportedly given by or on behalf of the Borrower even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The Borrower shall indemnify each Agent-Related Person and each Lender from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of the Borrower. All telephonic notices to and other communications with the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording.

       11.03  No Waiver; Cumulative Remedies.

       No failure by any Lender or the Administrative Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or

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partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

       11.04  Attorney Costs, Expenses and Taxes.

       The Loan Parties and Special Guarantors jointly and severally agree (a) to pay or reimburse the Administrative Agent for all costs and expenses incurred in connection with the development, preparation, negotiation and execution of this Agreement and the other Loan Documents and any amendment, waiver, consent or other modification of the provisions hereof and thereof (whether or not the transactions contemplated hereby or thereby are consummated), and the consummation and administration of the transactions contemplated hereby and thereby, including all Attorney Costs, and (b) to pay or reimburse the Administrative Agent and each Lender for all costs and expenses incurred in connection with the enforcement, attempted enforcement, or preservation of any rights or remedies under this Agreement or the other Loan Documents (including all such costs and expenses incurred during any "workout" or restructuring in respect of the Obligations and during any legal proceeding, including any proceeding under any Debtor Relief Law), including all Attorney Costs. The foregoing costs and expenses shall include all search, filing, recording, title insurance and appraisal charges and fees and taxes related thereto, and other out-of-pocket expenses incurred by the Administrative Agent and the cost of independent public accountants and other outside experts retained by the Administrative Agent or any Lender. All amounts due under this Section 11.04 shall be payable within ten Business Days after demand therefor. The agreements in this Section shall survive the termination of the Aggregate Commitments and repayment of all other Obligations.

       11.05  Indemnification by the Borrower.

       Whether or not the transactions contemplated hereby are consummated, the Loan Parties and Special Guarantors jointly and severally shall indemnify and hold harmless each Agent-Related Person, each Lender and their respective Affiliates, directors, officers, employees, counsel, agents and attorneys-in-fact (collectively the "Indemnitees") from and against any and all liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses and disbursements (including Attorney Costs) of any kind or nature whatsoever which may at any time be imposed on, incurred by or asserted against any such Indemnitee in any way relating to or arising out of or in connection with (a) the execution, delivery, enforcement, performance or administration of any Loan Document or any other agreement, letter or instrument delivered in connection with the transactions contemplated thereby or the consummation of the transactions contemplated thereby, (b) any Commitment, Term Loan or the use or proposed use of the proceeds therefrom, (c) any actual or alleged presence or release of Hazardous Materials on or from any property currently or formerly owned or operated by the Borrower, any other Loan Party or Special Guarantor, or any Environmental Liability related in any way to the Borrower, any other Loan Party or Special Guarantor, or (d) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory (including any investigation of, preparation for, or defense of any pending or threatened claim, investigation, litigation or proceeding) and regardless of whether any Indemnitee is a party thereto (all the foregoing, collectively, the "Indemnified Liabilities"), in all cases, whether or not caused by or arising, in whole or in part, out of the negligence of the Indemnitee; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses or disbursements are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee. No Indemnitee shall be liable for any damages arising from the use by others of any information or other materials obtained through IntraLinks or other similar information transmission systems in connection with this Agreement, nor shall any Indemnitee have any liability for any indirect or consequential damages relating to this Agreement or any other Loan Document or arising out of its activities in connection herewith or therewith (whether before or after the Closing Date). All amounts due under this Section 11.05 shall be payable within ten Business Days after demand therefor. The agreements in this Section shall survive the resignation of the Administrative Agent, the replacement of any Lender, the termination of the Aggregate Commitments and the repayment, satisfaction or discharge of all the other Obligations.

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

       11.06  Payments Set Aside.

       To the extent that any payment by or on behalf of any Loan Party or Special Guarantor is made to the Administrative Agent or any Lender, or the Administrative Agent or any Lender exercises its right of set-off, and such payment or the proceeds of such set-off or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such set-off had not occurred, and (b) each Lender severally agrees to pay to the Administrative Agent upon demand its applicable share of any amount so recovered from or repaid by the Administrative Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Rate from time to time in effect.

       11.07  Successors and Assigns.

       (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an Eligible Assignee in accordance with the provisions of subsection (b) of this Section, (ii) by way of participation in accordance with the provisions of subsection (d) of this Section, or (iii) by way of pledge or assignment of a security interest subject to the restrictions of subsection (f) or (h) of this Section (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in subsection (d) of this Section and, to the extent expressly contemplated hereby, the Indemnitees) any legal or equitable right, remedy or claim under or by reason of this Agreement.

       (b) Any Lender may at any time assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Term Loan at the time owing to it); provided that (i) except in the case of an assignment of the entire remaining amount of the assigning Lender's Commitment and the Term Loan at the time owing to it or in the case of an assignment to a Lender or an Affiliate of a Lender or an Approved Fund (as defined in subsection (g) of this Section) with respect to a Lender, the aggregate amount of the Commitment (which for this purpose includes any Term Loan outstanding thereunder) subject to each such assignment, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if "Trade Date" is specified in the Assignment and Assumption, as of the Trade Date, shall not be less than $2,500,000.00 unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed); (ii) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender's rights and obligations under this Agreement with respect to the Term Loan or the Commitment assigned; (iii) any assignment of a Commitment must be approved by the Administrative Agent unless the Person that is the proposed assignee is itself a Lender (whether or not the proposed assignee would otherwise qualify as an Eligible Assignee); and
(iv) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500.00. Subject to acceptance and recording thereof by the Administrative Agent pursuant to subsection (c) of this Section, from and after the effective date specified in each Assignment and Assumption, the Eligible Assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 3.01, 3.04, 3.05, 11.04 and 11.05 with respect to facts and circumstances occurring prior to the effective date of such assignment). Upon request, the Borrower (at its expense) shall execute and deliver a Note to the assignee Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this subsection shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with subsection (d) of this Section.

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

       (c) The Administrative Agent, acting solely for this purpose as an agent of the Borrower, shall maintain at the Administrative Agent's Office a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts of the Term Loans owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive, and the Borrower, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

       (d) Any Lender may at any time, without the consent of, or notice to, the Borrower or the Administrative Agent, sell participations to any Person (other than a natural person or the Borrower or any of the Borrower's Affiliates or Subsidiaries) (each, a "Participant") in all or a portion of such Lender's rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Term Loans owing to it); provided that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in the first proviso to
Section 11.01 that directly affects such Participant. Subject to subsection (e) of this Section, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 3.01, 3.04 and 3.05 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to subsection (b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 11.09 as though it were a Lender, provided such Participant agrees to be subject to Section 2.12 as though it were a Lender.

       (e) A Participant shall not be entitled to receive any greater payment under Section 3.01 or 3.04 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower's prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 3.01 unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Section 11.15 as though it were a Lender.

       (f) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Note, if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

       (g)    As used herein, the following terms have the following meanings:

              "Eligible Assignee" means (a) a Lender; (b) an Affiliate of a Lender; (c) an Approved Fund; and (d) any other Person (other than a natural person) approved by (i) the Administrative Agent and (ii) unless an Event of Default has occurred and is continuing, the Borrower (each such approval not to be unreasonably withheld or delayed); provided that notwithstanding the foregoing, "Eligible Assignee" shall not include the Borrower or any of the Borrower's Affiliates or Subsidiaries.

              "Fund" means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.

              "Approved Fund" means any Fund that is administered or managed by
       (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

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

       (h) Notwithstanding anything to the contrary contained herein, any Lender that is a Fund may create a security interest in all or any portion of the Term Loan owing to it and the Note, if any, held by it to the trustee for holders of obligations owed, or securities issued, by such Fund as security for such obligations or securities, provided that unless and until such trustee actually becomes a Lender in compliance with the other provisions of this
Section 11.07, (i) no such pledge shall release the pledging Lender from any of its obligations under the Loan Documents and (ii) such trustee shall not be entitled to exercise any of the rights of a Lender under the Loan Documents even though such trustee may have acquired ownership rights with respect to the pledged interest through foreclosure or otherwise.

       11.08  Confidentiality.

       Each of the Administrative Agent and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates' directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential); (b) to the extent requested by any regulatory authority; (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process; (d) to any other party to this Agreement;
(e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or the enforcement of rights hereunder; (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any Eligible Assignee of or Participant in, or any prospective Eligible Assignee of or Participant in, any of its rights or obligations under this Agreement or (ii) any direct or indirect contractual counterparty or prospective counterparty (or such contractual counterparty's or prospective counterparty's professional advisor) to any credit derivative transaction relating to obligations of the Loan Parties; (g) with the consent of the Borrower; (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to the Administrative Agent or any Lender on a nonconfidential basis from a source other than the Borrower; or (i) to the National Association of Insurance Commissioners or any other similar organization. In addition, the Administrative Agent and the Lenders may disclose the existence of this Agreement and information about this Agreement to market data collectors, similar service providers to the lending industry, and service providers to the Administrative Agent and the Lenders in connection with the administration and management of this Agreement, the other Loan Documents, the Commitments, and the Term Loans. For the purposes of this Section, "Information" means all information received from any Loan Party or Special Guarantor relating to any Loan Party, or Special Guarantor or their respective businesses, other than any such information that is available to the Administrative Agent or any Lender on a nonconfidential basis prior to disclosure by any Loan Party; provided that, in the case of information received from a Loan Party or Special Guarantor after the date hereof, such information is clearly identified in writing at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

       11.09  Set-off.

       In addition to any rights and remedies of the Lenders provided by law, upon the occurrence and during the continuance of any Event of Default, each Lender is authorized at any time and from time to time, without prior notice to the Borrower, any other Loan Party or any Special Guarantor, any such notice being waived by the Borrower (on its own behalf and on behalf of each Loan Party and each Special Guarantor) to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other indebtedness at any time owing by, such Lender to or for the credit or the account of the respective Loan Parties against any and all Obligations owing to such Lender hereunder or under any other Loan Document, now or hereafter existing, to the extent such Obligations are due and owing at such time (whether as scheduled or as a result of any acceleration of such Obligations pursuant to the terms of this Agreement); provided, however, that no Lender shall be permitted, pursuant to this Section, to set off any amounts under or with respect to rental payments under any Approved Lease unless and until such payments have been made into the account specified in accordance with Section 5.01(s). Each Lender agrees promptly to notify the Borrower and the Administrative Agent after any such set-off and application made by such Lender; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application.

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       11.10  Interest Rate Limitation.

       Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the "Maximum Rate"). If the Administrative Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Term Loans or, if it exceeds such unpaid principal, refunded to the Borrower. In determining whether the interest contracted for, charged, or received by the Administrative Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder.

       11.11  Counterparts.

       This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

       11.12  Integration.

       This Agreement, together with the other Loan Documents, comprises the complete and integrated agreement of the parties on the subject matter hereof and thereof and supersedes all prior agreements, written or oral, on such subject matter. In the event of any conflict between the provisions of this Agreement and those of any other Loan Document, the provisions of this Agreement shall control; provided that the inclusion of supplemental rights or remedies in favor of the Administrative Agent or the Lenders in any other Loan Document shall not be deemed a conflict with this Agreement. Each Loan Document was drafted with the joint participation of the respective parties thereto and shall be construed neither against nor in favor of any party, but rather in accordance with the fair meaning thereof.

       11.13  Survival of Representations and Warranties.

       All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by the Administrative Agent and each Lender, regardless of any investigation made by the Administrative Agent or any Lender or on their behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default at the time of the Advance, and shall continue in full force and effect as long as any Term Loan or any other Obligation hereunder shall remain unpaid or unsatisfied.

       11.14  Severability.

       If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

       11.15  Tax Forms.

       (a) (i) Each Lender that is not a "United States person" within the meaning of Section 7701(a)(30) of the Code (a "Foreign Lender") shall deliver to the Administrative Agent, prior to receipt of any payment subject to withholding under the Code (or upon accepting an assignment of an interest herein), two duly signed completed copies of either IRS Form W-8BEN or any successor thereto (relating to such Foreign Lender

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

and entitling it to an exemption from, or reduction of, withholding tax on all payments to be made to such Foreign Lender by the Borrower pursuant to this Agreement) or IRS Form W-8ECI or any successor thereto (relating to all payments to be made to such Foreign Lender by the Borrower pursuant to this Agreement) or such other evidence satisfactory to the Borrower and the Administrative Agent that such Foreign Lender is entitled to an exemption from, or reduction of, U.S. withholding tax, including any exemption pursuant to Section 881(c) of the Code. Thereafter and from time to time, each such Foreign Lender shall (A) promptly submit to the Administrative Agent such additional duly completed and signed copies of one of such forms (or such successor forms as shall be adopted from time to time by the relevant United States taxing authorities) as may then be available under then current United States laws and regulations to avoid, or such evidence as is satisfactory to the Borrower and the Administrative Agent of any available exemption from or reduction of, United States withholding taxes in respect of all payments to be made to such Foreign Lender by the Borrower pursuant to this Agreement, (B) promptly notify the Administrative Agent of any change in circumstances which would modify or render invalid any claimed exemption or reduction, and (C) take such steps as shall not be materially disadvantageous to it, in the reasonable judgment of such Lender, and as may be reasonably necessary (including the re-designation of its Lending Office) to avoid any requirement of applicable Laws that the Borrower make any deduction or withholding for taxes from amounts payable to such Foreign Lender.

              (iii) Each Foreign Lender, to the extent it does not act or ceases to act for its own account with respect to any portion of any sums paid or payable to such Lender under any of the Loan Documents (for example, in the case of a typical participation by such Lender), shall deliver to the Administrative Agent on the date when such Foreign Lender ceases to act for its own account with respect to any portion of any such sums paid or payable, and at such other times as may be necessary in the determination of the Administrative Agent (in the reasonable exercise of its discretion), (A) two duly signed completed copies of the forms or statements required to be provided by such Lender as set forth above, to establish the portion of any such sums paid or payable with respect to which such Lender acts for its own account that is not subject to U.S. withholding tax, and (B) two duly signed completed copies of IRS Form W-8IMY (or any successor thereto), together with any information such Lender chooses to transmit with such form, and any other certificate or statement of exemption required under the Code, to establish that such Lender is not acting for its own account with respect to a portion of any such sums payable to such Lender.

              (iv) The Borrower shall not be required to pay any additional amount to any Foreign Lender under Section 3.01 (A) with respect to any Taxes required to be deducted or withheld on the basis of the information, certificates or statements of exemption such Lender transmits with an IRS Form W-8IMY pursuant to this Section 11.15(a) or
       (B) if such Lender shall have failed to satisfy the foregoing provisions of this Section 11.15(a); provided that if such Lender shall have satisfied the requirement of this Section 11.15(a) on the date such Lender became a Lender or ceased to act for its own account with respect to any payment under any of the Loan Documents, nothing in this Section 11.15(a) shall relieve the Borrower of its obligation to pay any amounts pursuant to Section 3.01 in the event that, as a result of any change in any applicable law, treaty or governmental rule, regulation or order, or any change in the interpretation, administration or application thereof, such Lender is no longer properly entitled to deliver forms, certificates or other evidence at a subsequent date establishing the fact that such Lender or other Person for the account of which such Lender receives any sums payable under any of the Loan Documents is not subject to withholding or is subject to withholding at a reduced rate.

              (v) The Administrative Agent may, without reduction, withhold any Taxes required to be deducted and withheld from any payment under any of the Loan Documents with respect to which the Borrower is not required to pay additional amounts under this Section 11.15(a).

       (b) Upon the request of the Administrative Agent, each Lender that is a "United States person" within the meaning of Section 7701(a)(30) of the Code shall deliver to the Administrative Agent two duly signed completed copies of IRS Form W-9. If such Lender fails to deliver such forms, then the Administrative Agent may withhold from any interest payment to such Lender an amount equivalent to the applicable back-up withholding tax imposed by the Code, without reduction.

       (c) If any Governmental Authority asserts that the Administrative Agent did not properly withhold or backup withhold, as the case may be, any tax or other amount from payments made to or for the account of any

Lender, such Lender shall indemnify the Administrative Agent therefor, including all penalties and interest, any taxes imposed by any jurisdiction on the amounts payable to the Administrative Agent under this Section, and costs and expenses (including Attorney Costs) of the Administrative Agent. The obligation of the Lenders under this Section shall survive the termination of the Aggregate Commitments, repayment of all other Obligations hereunder and the resignation of the Administrative Agent.

       11.16  Reserved.

       11.17  Governing Law.

       (a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, the LAW OF THE STATE OF NEW YORK applicable to agreements made and to be performed entirely within such State; PROVIDED THAT THE ADMINISTRATIVE Agent AND EACH LENDER SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

       (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN ANY STATE OR FEDERAL COURTS SITTING IN THE MIDDLE DISTRICT OF NORTH CAROLINA OR IN NEW YORK, NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE BORROWER, THE ADMINISTRATIVE Agent AND EACH LENDER CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. THE BORROWER, THE ADMINISTRATIVE Agent AND EACH LENDER IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF ANY LOAN DOCUMENT OR OTHER DOCUMENT RELATED THERETO. THE BORROWER, THE ADMINISTRATIVE Agent AND EACH LENDER WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY THE LAW OF SUCH STATE.

       11.18  Waiver of Right to Trial by Jury.

       EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER ANY LOAN DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY LOAN DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

       11.19  ENTIRE AGREEMENT.

       THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

                                                     [SIGNATURE PAGE TO BRIDGE
                                                     CREDIT AGREEMENT DATED AS
                                                     OF JANUARY ___, 2003]

       IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                                   BORROWER:

                                   FIRST STATES INVESTORS 3500, LLC,
                                   a Delaware limited liability company

                                   By: FIRST STATES INVESTORS 3500A, LLC, a
                                       Delaware limited liability company, its
                                       sole Member

                                       By: _____________________________________
                                       Name:____________________________________
                                       Title:___________________________________


                                   RELATED GUARANTORS:

                                   FIRST STATES INVESTORS 3500A, LLC, a Delaware limited liability company

                                   By: FIRST STATES GROUP, L.P.,
                                       a Delaware limited partnership,
                                       its sole Member

                                       By: _____________________________________
                                       Name:____________________________________
                                       Title:___________________________________


                                   FIRST STATES GROUP, L.P.,
                                   a Delaware limited partnership

                                       By: FIRST STATES GROUP, LLC,
                                           a Delaware limited liability company,
                                           its general partner

                                       By: _____________________________________
                                       Name: ___________________________________
                                       Title: __________________________________

                                                   [SIGNATURE PAGE TO BRIDGE
                                                   CREDIT AGREEMENT  DATED AS OF
                                                   JANUARY ___, 2003]


                                     SPECIAL GUARANTORS:

                                     STATE STREET BANK AND TRUST COMPANY OF
                                     CONNECTICUT, NATIONAL ASSOCIATION,
                                     a national banking association, not in its individual capacity, but solely as Owner Trustee under the 1997-C Trust Agreement referenced herein, as a Special Guarantor,

                                     By:________________________________________
                                     Name:______________________________________
                                     Title:_____________________________________

                                     STATE STREET BANK AND TRUST COMPANY OF
                                     CONNECTICUT, NATIONAL ASSOCIATION,
                                     a national banking association, not in its individual capacity, but solely as Owner Trustee under the 1997-D Trust Agreement referenced herein, as a Special Guarantor,

                                     By: _______________________________________
                                     Name: _____________________________________
                                     Title: ____________________________________


                                     _____________________________________
                                     PATRICK THEBADO, as successor Co-Trustee to Dori Anne Seakas, as successor Co-Trustee to Traci Hopkins, not in her individual capacity, but solely as Co-Trustee under the 1997-C Trust Agreement, as a Special Guarantor.


                                     _____________________________________
                                     PATRICK THEBADO, as successor Co-Trustee to Dori Anne Seakas, as successor Co-Trustee to Traci Hopkins, not in her individual capacity, but solely as Co-Trustee under the 1997-C Trust Agreement, as a Special Guarantor.

                                                    [SIGNATURE PAGE TO BRIDGE
                                                    CREDIT AGREEMENT DATED AS OF
                                                    JANUARY ___, 2003]

                                  BANK OF AMERICA, N.A., as
                                  Administrative Agent and as the sole Lender as of the Agreement Date

                                  By: __________________________
                                  Name:_________________________
                                  Title:________________________

                                                    [SIGNATURE PAGE TO BRIDGE
                                                    CREDIT AGREEMENT DATED AS OF
                                                    JANUARY ___,2003]

                                   BANC OF AMERICA SECURITIES LLC, as Sole Lead
                                   Arranger and Book Manager

                                   By:________________________________
                                   Name:______________________________
                                   Title:_____________________________